Building Financial Bridges

Logo: The Preferred Group of Mutual Funds

                                  Annual Report
                                  June 30, 1999

Performance Data ..........................................................    1
Our Message to You ........................................................    2
Funds & Investment Objectives .............................................    4
Performance Information & Benchmarks ......................................    5
Investment Review .........................................................    6
Statements of Assets & Liabilities ........................................   22
Statements of Operations ..................................................   24
Statements of Changes in Net Assets .......................................   26
Financial Highlights ......................................................   30
Schedules of Investments ..................................................   34
Notes to Financial Statements .............................................   54
Report of Independent Accountants .........................................   62
Shareholder Privileges ....................................................   65

The Preferred Group of Mutual Funds

Performance Data

                                                                                       YEAR ENDED 6/30/99
                            BEGINNING      ENDING         TOTAL        CURRENT       INCOME       CAPITAL GAINS
 FUND NAME                     NAV           NAV          RETURN*       YIELD +     DIVIDENDS     DISTRIBUTIONS
                           (PER SHARE)   (PER SHARE)                               (PER SHARE)     (PER SHARE)
===============================================================================================================
 Growth                       $21.97        $22.88         30.56%         -              -            $4.96
===============================================================================================================
 Value                         26.49         26.80         6.59           -            $.26            1.05
===============================================================================================================
 International                 16.18         16.63         7.21           -             .17             .47
===============================================================================================================
 Small Cap                     15.59         12.05       (19.07)          -             .02             .57
===============================================================================================================
 Asset Allocation              15.65         16.81        17.19           -             .46            1.02
===============================================================================================================
 Fixed Income                  10.42         9.76          1.07          6.19%          .59             .19
===============================================================================================================
 S.T. Gov't. Securities         9.77          9.61         3.27          5.36           .47              -
===============================================================================================================
 Money Market++                 1.00          1.00         4.89          4.56           .05              -
===============================================================================================================


*    TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS
     DISTRIBUTIONS.

+    THE YIELD SHOWN FOR THE FIXED INCOME AND SHORT-TERM GOVERNMENT SECURITIES
     FUNDS IS THE 30-DAY CURRENT YIELD AS OF 6/30/99. THE YIELD SHOWN FOR THE
     MONEY MARKET FUND IS THE SEVEN-DAY CURRENT YIELD AS OF 6/30/99, IN
     ACCORDANCE WITH SECURITIES AND EXCHANGE COMMISSION RULES FOR REPORTING
     YIELDS OF MONEY MARKET FUNDS.

++   AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE
     FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
     ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00
     PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. THE
     SEVEN-DAY CURRENT YIELD FOR THE MONEY MARKET FUND MORE CLOSELY REFLECTS THE
     CURRENT EARNINGS OF THE FUND THAN DOES THE TOTAL RETURN QUOTATION.

     THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT
     GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL
     FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR
     LESS THAN THEIR ORIGINAL COST.

June 30, 1999

Our Message To You

Photo of: David L. Bomberger
PRESIDENT

Dear Fellow Preferred Group Shareholder:

I am pleased to present you with The Preferred Group's annual report for the twelve months ended June 30, 1999. This report provides detailed information on your Funds including fund holdings, financial and performance data, and commentary from each of the portfolio managers.

I am especially pleased because this is the first time I have signed off on the annual report. Before joining Caterpillar Investment Management Ltd. on June 14, 1999, I spent over 20 years in the financial services industry in investment and financial management positions, including nearly 10 years as a chief investment officer.

Market Commentary
During the past year, the Dow Jones Industrial Average, the S&P 500 and the Nasdaq Composite indexes all set new records. But the trip from the beginning to the end of the fiscal year was anything but uneventful.

In the third quarter of 1998, people were beginning to say "bear market" out loud. The Dow Jones Industrial Average hit a six-month low of 7,165 on September
10. Then the Federal Reserve responded to the growing global financial crisis by lowering interest rates to restore liquidity to the financial markets. A small group of large U.S. stocks began posting strong returns.

These large caps dominated the first quarter of 1999. The major indexes hit new records, but all of the gains were concentrated in a handful of companies. Then, in the second quarter of 1999, the market began to broaden. Big technology and Internet shares faltered as investors showed renewed interest in cyclical issues. The Russell 2000--a widely accepted measure of small cap stocks--outperformed the S&P, with the Russell gaining 15.55% vs. 6.95% for the S&P 500 during the quarter.

International stocks were also volatile during the past year. The Russian debt default, plus financial turmoil in Asia and Latin America, slashed returns during the third quarter of 1998, but certain foreign stocks showed signs of a recovery by early 1999. The EAFE Index gained 7.92% for the 12-month period.

In October, yields on long-term Treasury Bonds fell below 5% for the first time since 1967. But by the second quarter of 1999, government bond prices were clearly on the decline. Yields on 30-year Treasury Bonds exceeded 6% as investors looked at strong economic growth and worried about the potential for a return of inflation. The Salomon Bros. BIG Index--a common benchmark for investment grade bonds--was up 3.12% for the 12-month period.

Planning for What's Next
Stocks, especially large stocks, have had a strong five years, far outpacing the historical 10-11% average annual return of the stock market. Some commentators contend the metabolism of the market has been reset; that people can expect this kind of outperformance into the future. However, it is realistic, not pessimistic, to expect a correction in valuations, or at least a return to historic averages.

The Preferred Group of Mutual Funds                           Our Message To You

The best way to plan for the future? Take the long-term approach. Diversify your portfolio; avoid locking yourself into the gains and losses of a single mutual fund. Then on a regular basis, review your portfolio and rebalance your investments. By taking the long-term approach, and ignoring the short-term ups and downs of the market, you'll help to grow your assets with a minimum of fuss--and sleep a lot easier.

In keeping with our long-term approach, during the past year, we insisted that a number of market timers leave our fund group. These active traders operated at the expense of our long-term shareholders and in conflict with our investment philosophy.

Diversification is simple with The Preferred Group of Mutual Funds. Each fund in the Preferred Group is an example of "truth in labeling," to help you make smart asset allocation choices. When you invest in the Value Fund, for instance, you get a value fund, not a disguised growth fund.

Preferred Funds as a whole have remarkably little overlap. At the end of the second quarter of 1999 (June 30, 1999), for example, the Value and Growth funds held only four stocks in common. This lack of overlap allows you to put together a well-diversified portfolio and avoid the opposite: a highly concentrated portfolio with more risk than you may have planned on.

A New Year Ahead
Funny thing about the term "Y2K": So many people are worried about the turn of the century, they've almost forgotten the fact that a new century will follow. We believe that it's an exciting time to be alive--and a challenging (and hopefully rewarding) time to be an investor.

Caterpillar Investment Management Ltd. ("CIML"), a wholly owned subsidiary of Caterpillar Inc., is working on coordinating Year 2000 efforts on behalf of the Preferred Group and has implemented the necessary changes. CIML is also actively working with third party vendors on Year 2000 compliance efforts as they impact the Preferred Group. In short, CIML is responsible for identifying, evaluating and implementing changes necessary to achieve Year 2000 readiness with the goal of having no disruption of business operations or effect on our clients.

As our client, you are the person we must satisfy--today, tomorrow and into the next millennium. So, how are we doing? Please call Investor Services at 1-800-662-4769 with your suggestions and comments.

Sincerely,

/s/ David L. Bomberger, CFA

David L. Bomberger, CFA

Funds & Investment Objectives                                      June 30, 1999

Preferred Growth Fund

Seeks long-term capital appreciation. The Fund invests primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing above-average earnings growth.


Preferred Value Fund

Seeks capital appreciation and current income. The Fund invests primarily in equity securities believed to be undervalued and that offer above-average potential for capital appreciation.


Preferred International Fund

Seeks long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.


Preferred Small Cap Fund

Seeks long-term capital appreciation through investments in companies with small equity capitalizations.


Preferred Asset Allocation Fund

Seeks both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.


Preferred Fixed Income Fund

Seeks a high level of current income consistent with investment in a diversified portfolio of high quality debt securities.


Preferred Short-Term Government Securities Fund

Seeks high current income consistent with preservation of capital, primarily through investment in U.S. Government Securities.


Preferred Money Market Fund

Seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed income instruments.

The Preferred Group of Mutual Funds                      Performance Information

Historical performance:
    Historical performance can be evaluated in several ways. At the end of each Fund's DISCUSSION & ANALYSIS section, we have provided a look at the total percentage change in value, the average annual percentage change and the growth of a hypothetical $10,000 investment. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a Fund's share price, plus reinvestment of any dividends (or income) and any capital gains (profits the Fund earns when it sells securities that have grown in value).

Cumulative total returns:
    Cumulative total returns reflect the Fund's actual performance over a set period: six months, one year, five years and since inception.

Average annual total returns:
    Average annual total returns are hypothetical. A Fund's actual (or cumulative) return indicates what would have happened if the Fund had performed at a constant rate each year. For your information, all Funds must provide average annual total returns as of the most recent calendar quarter -- in this case, June 30, 1999. This allows you to compare funds from different complexes on an equal basis.

$10,000 hypothetical investment:
    The "$10,000 investment since inception" illustrates the value of your investment as of June 30, 1999, had you invested $10,000 when the Fund started.


              Benchmarks - What Are They and What Do They Tell Me?

Benchmarks are simply a point of reference for comparison. Mutual funds typically compare themselves to a suitable stock or bond market index to gauge their performance over the long term (3-5 years). An index is really a fictitious unmanaged portfolio. It does not trade or incur any expenses. In that sense, a Fund must actually outperform its benchmark (gross return) by the amount of its management fees and other expenses in order for its reported performance (net of fees) to match its benchmark. Because the Funds are managed portfolios investing in a wide range of securities, the securities owned by a Fund will not match those included in the relevant benchmark. (Please refer to the INVESTMENT REVIEW section of this report for detailed descriptions of each Fund's benchmark.)



--------------------------------------------------------------------------------
 Preferred Growth Fund
    S&P 500 Index
--------------------------------------------------------------------------------
 Preferred Value Fund
    S&P 500 Index
--------------------------------------------------------------------------------
 Preferred International Fund
    EAFE Index
--------------------------------------------------------------------------------
 Preferred Small Cap Fund
    Russell 2000 Index
--------------------------------------------------------------------------------
 Preferred Asset Allocation Fund
    65%  -  S&P 500 Index
    30%  -  Lehman Brothers Long-Term Treasury Index
      5%  -  90-Day Treasury Bills
--------------------------------------------------------------------------------
 Preferred Fixed Income Fund
    Salomon Brothers Broad Investment Grade (BIG) Index
--------------------------------------------------------------------------------
 Preferred Short-Term Government Securities Fund
    Merrill Lynch 1-3 Year Treasury Index
--------------------------------------------------------------------------------
 Preferred Money Market Fund
    IBC's Money Fund Report Average/All Taxable
--------------------------------------------------------------------------------

Investment Review                                                  June 30, 1999

Preferred Growth Fund


Investment Objective:
     The Preferred Growth Fund seeks long-term capital appreciation. The Fund invests primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing above-average earnings growth.


Portfolio Manager Profile:

Portfolio Manager: Kathleen A. McCarragher
--------------------------------------------------------------------------------
Title: Director, Executive Vice President and Domestic Equity Investment Strategist
--------------------------------------------------------------------------------
Last Five Years' Experience: Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer before joining Jennison in May 1998. Kathleen assumed management of the Preferred Growth Fund in April 1999.
--------------------------------------------------------------------------------
Education: B.B.A. in Finance -- University of Wisconsin; M.B.A. -- Harvard Business School
--------------------------------------------------------------------------------
Note: Robert B. Corman, CFA, CPA, managed the Preferred Growth Fund through May 1999.


Discussion & Analysis:
     For the fiscal year ended June 30, 1999, the Preferred Growth Fund returned 30.56%, compared with a gain of 22.73% for the S&P 500 Index. Since inception, the Fund has returned an average 23.19% per annum versus 21.61% for the benchmark.

     The last 12 months have been some of the most volatile for financial markets in recent memory. From a high of nearly 1200 in July 1998, the S&P 500 declined to almost 900 by early October, the result of liquidation pressures from over-leveraged investors around the world following Russia's default. All markets were affected. At the same time, long-term U.S. Government bond yields declined as investors sold stocks and lower quality bonds in a flight to safety. The U.S. Federal Reserve responded with three rapid interest rate reductions during the fourth quarter and liquidity was restored to the markets. In late 1998, expectations of a U.S. recession were high; however, economic growth continued through the fiscal year. At the same time, inflation remained at low levels. At the end of the year, the Federal Reserve raised the short-term interest rate by .25% to keep inflation at bay.

     Despite the market's volatility during the year, the Fund continued to grow. Communication services and technology drove portfolio performance as companies and individuals continued buying computers and related equipment. Companies that benefited included MCI Worldcom, Texas Instruments, Cisco Systems, International Business Machines, Microsoft, Applied Materials (2.2% of net assets) and Nokia (1.5%). In the financial sector, the Charles Schwab Corporation (1.2%) added to performance as individual investors flocked to invest online.

     On the down side, Ciena Corp., 3Com Corp., Platinum Technology International, Inc. and Parametric Technology Corp. subtracted from portfolio performance and were eliminated from the portfolio. Other stocks sold from the portfolio included HBO and Co. (now McKesson HBOC, Inc.), Merrill Lynch & Co., Inc., Monsanto Company, The Gillette Company, Schlumberger Limited and Healthsouth Corp. The health care sector was hurt by the rise in interest rates and concern over legislation that might affect drug prices. Consumer sectors were mixed with select dominant retailers performing well.

     Looking forward, we believe the increase in stock prices and interest rates during the past year may lead to some market volatility. However, with our continued expectations for good corporate profits, and with real interest rates at historically high levels, we remain optimistic that the markets rest on a firm foundation.

                                                           - JENNISON ASSOCIATES


 Top Ten Holdings:                                       (% of total net assets)
--------------------------------------------------------------------------------
1. MCI Worldcom Inc.                                             4.3%
--------------------------------------------------------------------------------
2. Microsoft Corp.                                               4.2%
--------------------------------------------------------------------------------
3. Cisco Systems Inc.                                            3.8%
--------------------------------------------------------------------------------
4. Texas Instruments Inc.                                        3.6%
--------------------------------------------------------------------------------
5. Citigroup Inc.                                                3.4%
--------------------------------------------------------------------------------
6. CBS Corp.                                                     3.3%
--------------------------------------------------------------------------------
7. International Business Machines                               3.2%
--------------------------------------------------------------------------------
8. General Electric Co.                                          3.2%
--------------------------------------------------------------------------------
9. Chase Manhattan Corp.                                         2.9%
--------------------------------------------------------------------------------
10. Home Depot Inc.                                              2.7%


Performance:
The following information illustrates the historical performance of the Preferred Growth Fund compared with the S&P 500 Index. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.



THE FUND MAY BE MORE CONCENTRATED AND SUBJECT TO GREATER RISK THAN OTHER COMMON STOCK MUTUAL FUNDS HAVING A GREATER NUMBER OF HOLDINGS.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Growth Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.



CUMULATIVE TOTAL RETURN:
                    PAST     PAST     PAST     SINCE
                  6 MONTHS  1 YEAR   5 YEARS  INCEPTION*
 Preferred
 Growth Fund       15.79%   30.56%   245.59%   330.88%
 S&P 500 Index     12.24%   22.73%   241.69%   293.31%
                                          * JULY 1, 1992

AVERAGE ANNUAL TOTAL RETURN:
                         PAST       PAST       SINCE
                        1 YEAR     5 YEARS  INCEPTION*
 Preferred
 Growth Fund            30.56%     28.15%     23.19%
 S&P 500 Index          22.73%     27.86%     21.61%
                                        * JULY 1, 1992


Line Chart:
A $10,000 Investment Since Inception:
              PREFERRED GROWTH FUND       S&P 500 INDEX
7/1/92                10000                   10000
12/31/92              11915                   10837
6/30/93               12425                   11359
12/31/93              13828                   11921
6/30/94               12468                   11514
12/31/94              13676                   12074
6/30/95               16733                   14510
12/31/95              17554                   16599
6/30/96               19237                   18291
12/31/96              20868                   20429
6/30/97               27732                   24612
12/31/97              27385                   27218
6/30/98               33003                   32046
12/31/99              37129                   35043
6/30/99               43088                   39331

Investment Review                                                  June 30, 1999

Preferred Value Fund

Investment Objective:
     The Preferred Value Fund seeks capital appreciation and current income. The Fund invests primarily in equity securities believed to be undervalued and that offer above-average potential for capital appreciation.

Portfolio Manager Profile:

Portfolio Manager: John G. Lindenthal
--------------------------------------------------------------------------------
Title: Managing Director of Oppenheimer Capital
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio Manager at Oppenheimer Capital. John
has managed the Preferred Value Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------
Education: B.S., M.B.A. -- University of Santa Clara


Discussion & Analysis:
     For the year ended June 30, 1999, the Preferred Value Fund gained 6.59%, trailing the 22.73% gain in the benchmark S&P 500 Index. Since inception, the Fund has provided an average annual total return of 18.47%, compared with 21.61% for the Index.

     The S&P was driven primarily by a limited group of technology and growth issues during the past year. Some of these issues reached price-earnings ratios of 60 or more, making them vulnerable, in our view, to sizable price declines. Although the Fund's performance suffered in the short run by avoiding these stocks, we believe the Fund is well positioned to generate favorable returns over time.

     Stocks that contributed most to the Fund's performance included Citigroup, our largest position, Sprint and Intel. Citigroup exemplifies our long-term philosophy. This global financial services company was created in October 1998 through the merger of Citicorp, a leading bank, and Travelers, an insurance and investment services firm. We believe the merger provides significant opportunities for cost savings. In addition, while many banks incurred large overseas losses last year due to global economic turmoil, Citigroup suffered relatively smaller losses because it participates in the least risky parts of international banking. The company's earnings have rebounded strongly in 1999, fueling a sharp rise in the stock price.

     Stocks that hurt the Fund's performance included Monsanto (2.6% of net assets) and Dole Food (1.4%). In Monsanto's case, fears of a European boycott of biologically altered foods caused the company's stock price to decline last autumn, even though little of the company's sales came from Europe. Fund performance was also dampened by holdings of insurance companies, banks and other financial stocks, which together represent approximately 37% of net assets. Countrywide Credit Industries (2.6%) and Ace Ltd. (2.6%) were among declining issues due to investor fears that rising interest rates might hurt earnings. In addition, the stock price of Federal Home Loan Mortgage Corp., the Fund's second largest holding, was down 10% in the last six months of the year, though earnings remain on track to grow approximately 20% during 1999.

     We believe in the intrinsic value of companies as measured by cash flow, earnings, strength of balance sheet, competitive strengths and other factors. We also think our long-term perspective and emphasis on buying businesses believed to be undervalued may provide an advantage in a market that is often driven by fads and short-term thinking.



                                                           - OPPENHEIMER CAPITAL

The Preferred Group of Mutual Funds                            Investment Review

 Top Ten Holdings:                                       (% of total net assets)
--------------------------------------------------------------------------------
1. Citigroup Inc.                                                8.3%
--------------------------------------------------------------------------------
2. Federal Home Loan Mortgage Corp.                              4.8%
--------------------------------------------------------------------------------
3. Sprint Corp.                                                  4.2%
--------------------------------------------------------------------------------
4. Wells Fargo & Co.                                             4.0%
--------------------------------------------------------------------------------
5. Intel Corp.                                                   3.8%
--------------------------------------------------------------------------------
6. Aflac Inc.                                                    3.7%
--------------------------------------------------------------------------------
7. Avon Products Inc.                                            3.6%
--------------------------------------------------------------------------------
8. Morgan Stanley Dean Witter & Co.                              3.2%
--------------------------------------------------------------------------------
9. XL Capital Ltd.                                               3.2%
--------------------------------------------------------------------------------
10. Carnival Corp.                                               3.0%


Performance:
The following information illustrates the historical performance of the Preferred Value Fund compared with the S&P 500 Index. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

THE FUND MAY BE MORE CONCENTRATED AND SUBJECT TO GREATER RISK THAN OTHER COMMON STOCK MUTUAL FUNDS HAVING A GREATER NUMBER OF HOLDINGS.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Value Fund's inception date was July 1, 1992.This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.



CUMULATIVE TOTAL RETURN:
                    PAST     PAST     PAST     SINCE
                  6 MONTHS  1 YEAR   5 YEARS INCEPTION*
 Preferred
 Value Fund         8.02%    6.59%   179.87%  227.65%
 S&P 500 Index     12.24%   22.73%   241.69%  293.31%
                                         * JULY 1, 1992


AVERAGE ANNUAL TOTAL RETURN:
                         PAST       PAST       SINCE
                        1 YEAR     5 YEARS   INCEPTION*
 Preferred               6.59%     22.86%     18.47%
 Value Fund
 S&P 500 Index          22.73%     27.86%     21.61%
                                         * JULY 1, 1992

Line Chart:
A $10,000 Investment Since Inception:
              PREFERRED VALUE FUND        S&P 500 INDEX
7/1/92                10000                   10000
12/31/92              10980                   10837
6/30/93               11673                   11359
12/31/93              11945                   11921
6/30/94               11707                   11514
12/31/94              12001                   12074
6/30/95               14718                   14510
12/31/95              16258                   16599
6/30/96               18322                   18291
12/31/96              20712                   20429
6/30/97               24612                   24298
12/31/97              27218                   26515
6/30/98               30740                   32046
12/31/98              30311                   35043
6/30/99               32765                   39331

Investment Review                                                  June 30, 1999

Preferred International Fund

Investment Objective:
     The Preferred International Fund seeks long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.


Portfolio Manager Profile:

Portfolio Manager: Peter F. Spano, CFA
--------------------------------------------------------------------------------
Title: President, PXS Corp., General Partner, Mercator Asset Management, L.P.
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio Manager at Mercator. Pete has managed the Preferred International Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------
Education: B.B.A. -- St. John's University; M.B.A. -- Baruch College (City University of New York); Chartered Financial Analyst


Discussion & Analysis:
     The Preferred International Fund advanced 7.21% for the fiscal year, trailing the EAFE Index, which rose 7.92%. Since inception, the Fund has returned 11.04% on an average annual basis versus 11.41% for its benchmark.

     It was a volatile year for foreign stocks. Investors faced a global economy that was slowing and in danger of falling into recession. The Index was driven by the very strong performance of growth stocks; telecommunications and pharmaceuticals were exceptional. However, as value managers, we were underweight in these richly priced sectors and more exposed to economically sensitive stocks that lagged.

     Two 1998 events -- the Russian debt default/currency devaluation and the Long-Term Capital Management implosion -- triggered a global financial panic that was followed by a very strong rally in most of the world's stock markets. Later on, the euro -- the combination of the currencies of 11 European nations -- was introduced and to date has proved weaker than expected. Oil prices rose from very depressed levels and interest rates climbed. On the positive front, inflation remains subdued, interest rates are low and consumer confidence continues to rise. Asia has rebounded, Japan appears to be bottoming and Europe is improving. The outlook for corporate earnings has improved and is expected to be better in 2000.

     We eliminated stocks such as Nissan Motor (Japan), the Coats Viyella (UK) and Lion Nathan (New Zealand) where the fundamentals had deteriorated and/or their prices were too high. We reduced the weighting of several issues on price run-ups. New stocks added to the portfolio, all with excellent fundamentals and very attractively priced, included Germany's Adidas-Salomon (2.0% of net assets), United Kingdom's British Airways (1.7%) and Japan's Oriental Land (1.9%), the operator of Disneyland Tokyo. We also increased a number of existing positions where prices had come down, including Matsushita Electric (2.1%), Hitachi Ltd. and Sony, all based in Japan. We continue to be heavily weighted in Europe and underweight in the Asia/Pacific area, although we expect to have more exposure to Asia later in the fiscal year.

     Looking ahead, our expectations for Europe are more positive as both economic growth and corporate earnings improve. Asian stock markets have been strong and in many instances may be well ahead of the economic fundamentals. We believe that the portfolio is very well positioned for the future; however, investors should be prepared for periods of stock volatility.


                                            - MERCATOR ASSET MANAGEMENT(R), L.P.

The Preferred Group of Mutual Funds                            Investment Review

Top Ten Holdings:                                        (% of total net assets)
--------------------------------------------------------------------------------
   1.                        Bouygues   France                   3.6%
--------------------------------------------------------------------------------
   2.                   Electrolux AB   Sweden                   2.8%
--------------------------------------------------------------------------------
   3.                      Sony Corp.   Japan                    2.7%
--------------------------------------------------------------------------------
   4.            Korea Electric Power   South Korea              2.6%
--------------------------------------------------------------------------------
   5.                  Christian Dior   France                   2.6%
--------------------------------------------------------------------------------
   6.                       Rio Tinto   United Kingdom           2.6%
--------------------------------------------------------------------------------
   7.            National Westminster   United Kingdom           2.3%
--------------------------------------------------------------------------------
   8.                         Hitachi   Japan                    2.3%
--------------------------------------------------------------------------------
   9.               Allied Domecq PLC   United Kingdom           2.2%
--------------------------------------------------------------------------------
 10.                     ING Groep NV   Netherlands              2.2%


Geographic Allocation:                                   (% of total net assets)
--------------------------------------------------------------------------------
 United Kingdom                                                  17.0%
--------------------------------------------------------------------------------
 France                                                          10.4%
--------------------------------------------------------------------------------
 Japan                                                            9.0%
--------------------------------------------------------------------------------
 Switzerland                                                      8.9%
--------------------------------------------------------------------------------
 Netherlands                                                      7.8%
--------------------------------------------------------------------------------
 Australia                                                        7.3%
--------------------------------------------------------------------------------
 Sweden                                                           6.9%
--------------------------------------------------------------------------------
 Italy                                                            5.9%
--------------------------------------------------------------------------------
 Spain                                                            5.0%
--------------------------------------------------------------------------------
 Canada                                                           3.7%
--------------------------------------------------------------------------------
 South Korea                                                      3.6%
--------------------------------------------------------------------------------
 Germany                                                          3.3%
--------------------------------------------------------------------------------
 New Zealand                                                      1.6%
--------------------------------------------------------------------------------
 Finland                                                          1.3%
--------------------------------------------------------------------------------
 Argentina                                                        0.9%
--------------------------------------------------------------------------------
 Others                                                           7.4%
--------------------------------------------------------------------------------


Performance:
The following information illustrates the historical performance of the Preferred International Fund compared with the Europe, Australasia & Far East
(EAFE) Index. The EAFE Index contains over 1000 stocks from 20 different countries with Japan (approx. 24%), the United Kingdom, France and Germany being the most heavily weighted.

THERE ARE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH FOREIGN INVESTING, INCLUDING POLITICAL AND CURRENCY RISKS. (SEE "RISK FACTORS OF FOREIGN INVESTMENTS" IN THE CURRENT PROSPECTUS.)

THE FUND MAY BE MORE CONCENTRATED AND SUBJECT TO GREATER RISK THAN OTHER COMMON STOCK MUTUAL FUNDS HAVING A GREATER NUMBER OF HOLDINGS.

Past performance is not necessarily indicative of future results.
Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred International Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.



CUMULATIVE TOTAL RETURN:
                      PAST     PAST     PAST     SINCE
                    6 MONTHS  1 YEAR   5 YEARS  INCEPTION*
 Preferred
 International Fund  11.24%    7.21%   70.77%   108.15%
 EAFE Index           4.11%    7.92%   50.48%   113.05%
                                            * JULY 1, 1992


AVERAGE ANNUAL TOTAL RETURN:
                         PAST       PAST       SINCE
                        1 YEAR     5 YEARS  INCEPTION*
 Preferred
 International Fund      7.21%     11.30%     11.04%
 EAFE Index              7.92%      8.52%     11.41%
                                        * JULY 1, 1992

Line Chart:
A $10,000 Investment Since Inception:
          Preferred International Fund     EAFE Index
7/1/92                10000                   10000
12/31/92              8419                    9779
6/30/93               9623                    12072
12/31/93              11915                   12999
6/30/94               12189                   14159
12/31/94              12305                   14047
6/30/95               13004                   14433
12/31/95              13526                   15668
6/30/96               14787                   16400
12/31/96              15845                   16664
6/30/97               18558                   18114
12/31/97              17007                   16918
6/30/98               19414                   19742
12/31/98              18704                   20464
6/30/99               20815                   21305

Investment Review                                                  June 30, 1999

Preferred Small Cap Fund

Investment Objective:
     The Preferred Small Cap Fund seeks long-term capital appreciation through investments in companies with small equity capitalizations.


Portfolio Manager Profile:

Portfolio Manager: Todd M. Sheridan, CFA
--------------------------------------------------------------------------------
Title: Senior Portfolio Manager, Caterpillar Investment Management Ltd. (CIML)
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio Manager at CIML. Todd has managed the Preferred Small Cap Fund since its inception on November 1, 1995.
--------------------------------------------------------------------------------
Education: B.S. -- University of Illinois; Chartered Financial Analyst


Discussion & Analysis:
     The Preferred Small Cap Fund lost 19.07% during the fiscal year, compared to a 1.50% gain in the Russell 2000 benchmark. Since inception, the Fund has provided an average annual return of 10.72% versus 14.13% for its benchmark.

     The past 12 months were extremely volatile. The roller coaster started last August with the Russian debt moratorium and the bail-out of Long-Term Capital, events which drove frightened investors away from stocks and into the safety of more liquid U.S. Treasury securities. The Federal Reserve responded by easing monetary policy, which finally restored a measure of confidence to the markets in October 1998.

     Investors returned to stocks with a tight focus on the Internet. Individual day trading using online brokers became the hot topic. We questioned the prudence of owning these types of securities at the time, only to see many high-flying stocks continue their rise during the first quarter of 1999. It took longer than we thought possible, but investors began questioning the valuations of such stocks in April. The ensuing rally in cyclical stocks broadened the market, which greatly benefited small caps and our portfolio. In general, small cap stocks did very well during the last three months; in fact, this was the first quarter since September 1997 that the Russell 2000, a small cap index, outperformed the large-cap S&P 500.

     We have remained committed to our portfolio discipline through extremely difficult times. That discipline combines the study of fundamental valuation with a desire to pursue companies with increasing earnings. We believe investment in successful, growing companies that trade at reasonable earnings multiples will create good results over time. Implementation of this strategy results in portfolios that routinely sport price/earnings ratios half that of the Russell 2000 while still providing nearly the same long-term earnings growth rate. Even with the recent turnaround in the small cap market, we believe prices remain attractive when compared to historical levels. We also believe the market is slowly coming around to our point of view. And it is for this reason that we greet the new fiscal year with optimism.


                                        - CATERPILLAR INVESTMENT MANAGEMENT LTD.

The Preferred Group of Mutual Funds                            Investment Review

--------------------------------------------------------------------------------
 Top Ten Holdings:                                       (% of total net assets)
--------------------------------------------------------------------------------
1. NVR Inc.                                                      1.8%
--------------------------------------------------------------------------------
2. URS Corp.                                                     1.7%
--------------------------------------------------------------------------------
3. Avis Rent A Car Inc.                                          1.7%
--------------------------------------------------------------------------------
4. Fossil Inc.                                                   1.5%
--------------------------------------------------------------------------------
5. D.R. Horton Inc.                                              1.4%
--------------------------------------------------------------------------------
6. Lone Star Industries Inc.                                     1.4%
--------------------------------------------------------------------------------
7. Centex Construction Products Inc.                             1.4%
--------------------------------------------------------------------------------
8. RLI Corp.                                                     1.3%
--------------------------------------------------------------------------------
9. Investment Technology Group                                   1.3%
--------------------------------------------------------------------------------
10. Arvin Industries Inc.                                        1.3%


Performance:
The following information illustrates the historical performance of the Preferred Small Cap Fund compared with the Russell 2000 Index. The Russell 2000 Index contains the 2,000 smallest of the 3,000 largest U.S. domiciled corporations, ranked by market capitalization.

SECURITIES OF SMALL-CAPITALIZATION COMPANIES OFTEN TRADE LESS FREQUENTLY AND IN MORE LIMITED VOLUME, AND MAY BE SUBJECT TO GREATER VOLATILITY THAN SECURITIES OF LARGER, MORE ESTABLISHED COMPANIES.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Small Cap Fund's inception date was November 1, 1995. This report will provide five- and ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.





CUMULATIVE TOTAL RETURN:
                    PAST     PAST     PAST     SINCE
                  6 MONTHS  1 YEAR   3 YEARS  INCEPTION*

 Preferred
 Small Cap Fund    -8.30%   -19.07%   28.88%+   45.20%+
 Russell 2000 Index 9.28%    1.50%    37.56%    62.37%
                                      * NOVEMBER 1, 1995

+ TOTAL RETURN WOULD HAVE BEEN LOWER IF A PORTION OF THE MANAGEMENT FEE (0.35%) HAD NOT BEEN WAIVED FOR THE PERIOD NOVEMBER 1, 1995 THROUGH OCTOBER 31, 1996.




AVERAGE ANNUAL TOTAL RETURN:
                         PAST       PAST       SINCE
                        1 YEAR     3 YEARS  INCEPTION*
 Preferred              -19.07%      8.82%+    10.72%+
 Small Cap Fund
 Russell 2000 Index       1.50%     11.21%     14.13%
                                    * NOVEMBER 1, 1995

+ TOTAL RETURN WOULD HAVE BEEN LOWER IF A PORTION OF THE MANAGEMENT FEE (0.35%) HAD NOT BEEN WAIVED FOR THE PERIOD NOVEMBER 1, 1995 THROUGH OCTOBER 31, 1996.



Line Chart:
A $10,000 Investment Since Inception:
            Preferred Small Cap Fund   Russell 2000 Index
11/1/95               10000                   10000
12/31/95              10506                   10695
6/30/96               11267                   11804
12/31/96              12653                   12460
6/30/97               14534                   13731
12/31/97              16629                   15246
6/30/98               17942                   15997
12/31/98              15797                   14858
6/30/99               14520                   16237

Investment Review                                                  June 30, 1999

Preferred Asset Allocation Fund

Investment Objective:
     The Preferred Asset Allocation Fund seeks both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

Portfolio Managers Profiles:

Mellon Capital Management Corporation
Portfolio Manager: Thomas B. Hazuka
--------------------------------------------------------------------------------
Title: Executive Vice President and Chief Investment Officer, Mellon Capital Management Corporation
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio Manager at Mellon Capital. Tom has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------
Education: B.S. -- Stevens Institute of Technology; M.B.A. -- University of Connecticut; Ph.D. -- Stanford University

PanAgora Asset Management
Portfolio Manager: Edgar E. Peters
--------------------------------------------------------------------------------
Title: Director, Asset Allocation and Chief Investment Strategist, PanAgora Asset Management, Inc.
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio Manager at PanAgora Asset Management. Ed has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------
Education: B.S. -- Montclair State College; M.B.A. -- Rutgers University


Discussion & Analysis:
     The Preferred Asset Allocation Fund returned 17.19% for the fiscal year ended June 30, 1999. By comparison, the Fund's blended benchmark -- consisting of 65% - S&P 500 Index, 30% - Lehman Brothers Long-Term Treasury Index and 5% - 90-day Treasury Bills--returned 15.23%. Since inception, the Fund has had an average annual return of 15.76% versus 17.08% for its benchmark.

     During the third quarter of 1998, the U.S. equity market suffered its steepest decline since the third quarter of 1990. The stock market's sharp sell-off reflected fears that the collapse of Russian financial assets and the economic crisis in Asia could effect other economies and ultimately, U.S. corporate profits. To help minimize the effects of the global financial crisis on the U.S. economy, the Federal Reserve Board lowered the Federal Funds rate.

     Stocks rebounded powerfully during the fourth quarter of 1998, fueled by two more rate cuts by the Federal Reserve. With the exception of the manufacturing sector, the U.S. economy grew steadily throughout the period, benefiting from low inflation as well as buoyant consumer confidence and spending. Meanwhile the unemployment rate reached 28-year lows.

     During the first quarter of 1999, the equity market grew and the bond market retreated. Even the manufacturing sector, the one weak link among GDP components, began to show credible signs of strength. Meanwhile, inflation showed no signs of accelerating.

     The U.S. economy continued growing during the final quarter of the fiscal year, and for the second straight quarter, stocks rose and bonds fell. During April, consumer prices posted their biggest monthly gain in nine years, while gasoline prices rose sharply. The expectation that inflation may have bottomed continued to hurt bond markets in the quarter.

     The Fund made several adjustments throughout the fiscal year in response to the relative valuations of the stock and bond markets.


                                                     - MELLON CAPITAL MANAGEMENT
                                                     - PANAGORA ASSET MANAGEMENT

The Preferred Group of Mutual Funds                            Investment Review


 Portfolio Allocation*                                          (% of portfolio)
--------------------------------------------------------------------------------
                         6/30/99        12/31/98          6/30/98
--------------------------------------------------------------------------------
   Stocks                  44%             44%              41%
--------------------------------------------------------------------------------
   Bonds                   34%             30%              22%
--------------------------------------------------------------------------------
   Short-Term              22%             26%              37%
   (MATURITIES LESS THAN ONE YEAR)

* ALLOCATIONS DO NOT CONSIDER THE EFFECT OF FUTURES CONTRACTS. SEE NOTE 4 OF THE NOTES TO THE FINANCIAL STATEMENTS FOR OPEN FUTURES CONTRACTS AT JUNE 30, 1999.

Performance:
The following information illustrates the historical performance of the Preferred Asset Allocation Fund compared with a blended benchmark consisting of:
65% - S&P 500 Index; 30% - Lehman Brothers Long-Term Treasury Index; and 5% - 90-Day Treasury Bills. The S&P 500 INDEX is the most common index for the overall U.S. stock market. It is comprised of 500 of the leading U.S. companies representing major industries. The LEHMAN BROTHERS LONG-TERM TREASURY INDEX is a market weighted index of all publicly held Treasury issues with maturities greater than 10 years. The 90-DAY TREASURY BILL benchmark is a performance calculation using recently issued 90-Day Treasury Bills.

The Asset Allocation Fund has a blended benchmark to reflect its flexibility to invest in stocks, bonds and short-term investments.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Asset Allocation Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.



CUMULATIVE TOTAL RETURN:
                    PAST     PAST     PAST     SINCE
                  6 MONTHS  1 YEAR   5 YEARS  INCEPTION*
 Preferred Asset
 Allocation Fund    2.64%   17.19%   148.59%   178.72%
 65/30/5 Benchmark  5.81%   15.23%   162.60%   201.53%
                                          * JULY 1, 1992


AVERAGE ANNUAL TOTAL RETURN:
                         PAST       PAST       SINCE
                        1 YEAR     5 YEARS  INCEPTION*
 Preferred Asset
 Allocation Fund        17.19%     19.98%     15.76%
 65/30/5 Benchmark      15.23%     21.30%     17.08%
                                        * JULY 1, 1992

Line Chart:
A $10,000 Investment Since Inception:
         Preferred Asset Allocation Fund       65/30/5 Benchmark
7/1/92                10000                          10000
12/31/92              10731                          10781
6/30/93               11357                          11523
12/31/93              11869                          12057
6/30/94               11212                          11483
12/31/94              11563                          11848
6/30/95               13643                          14057
12/31/95              15354                          15849
6/30/96               16132                          16429
12/31/96              17685                          18021
6/30/97               19521                          20789
12/31/97              21384                          23054
6/31/98               23784                          26167
12/31/98              27161                          28497
6/30/99               27872                          30153

Investment Review                                                  June 30, 1999

Preferred Fixed Income Fund


Investment Objective:
     The Preferred Fixed Income Fund seeks a high level of current income consistent with investment in a diversified portfolio of high quality debt securities.


Portfolio Manager Profile:

Portfolio Manager: Paul L. Zemsky, CFA
--------------------------------------------------------------------------------
Title: Managing Director, J. P. Morgan Investment Management Inc.
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio Manager at J. P. Morgan Investment Management. Paul has been involved in the management of the Preferred Fixed Income Fund since January 1, 1994.
--------------------------------------------------------------------------------
Education: B.S., B.S.E.E. -- University of Pennsylvania; Chartered Financial Analyst


Discussion & Analysis:
     The Preferred Fixed Income Fund returned 1.07% for the fiscal year ended June 30, 1999, compared to a 3.12% return for the Salomon Brothers Broad Investment Grade (BIG) Index benchmark. Since inception, the Fund's average annual return is 6.54% versus 7.06% for the benchmark.

     During the first half of the fiscal year, the Asian situation deepened into a global financial and economic crisis. Led by the prompt and successive easing moves by the U.S. Federal Reserve, central banks, governments and supranational institutions around the world collectively responded to the crisis, calming fears of an uncontrolled unwinding of financial positions. By the end of December, investors returned to the markets. Concerns about global financial and economic instability further receded during the second half of the fiscal year, freeing the Fed to concentrate on domestic price stability. The yield curve shifted upward and interest rate volatility increased as expectations of a preemptive tightening by the Fed filtered into the bond market. On the last day of June, the Fed announced a .25% increase in the short-term interest rate and a return to a neutral policy bias, causing a significant "relief rally" at the end of that day's trading session.

     We maintained a long-duration position in the first half of the period. U.S. Treasuries enhanced performance during the third quarter of 1998. The Fund was underweight in residential mortgages in the beginning of the period, which contributed positively to performance. However, the Fund later became broadly overweight in spread sectors. Interest rates rose through much of the second half of the fiscal year in anticipation of a Fed tightening, negatively affecting Fund performance. Toward the end of the year, mortgages traded to longer durations and underperformed other sectors due to the accelerating Treasury market sell-off.

     We expect global recovery to continue. While we do not expect a sharp increase in domestic inflation, we believe the trajectory of price changes will likely shift upward. Despite the Fed's return to a neutral bias, we believe two additional .25% increases in the short-term interest rate are likely early in 2000, with more tightening possible should inflation emerge or growth not slow. Given this view, we expect to maintain a moderately short duration position relative to the index in the near term. We will likely continue to maintain an index-like corporate allocation and look to opportunistically reduce our mortgage exposure, in favor of adding to our U.S. Treasury positions, thus maintaining a more defensive risk posture.


                                            - J. P. MORGAN INVESTMENT MANAGEMENT

The Preferred Group of Mutual Funds                            Investment Review


--------------------------------------------------------------------------------
 Portfolio Statistics:                                     (as of June 30, 1999)
--------------------------------------------------------------------------------
   Portfolio Holdings                                                 126
--------------------------------------------------------------------------------
   Average Maturity                                            15.5 years
--------------------------------------------------------------------------------
   Average Duration                                             5.2 years
--------------------------------------------------------------------------------
   Average Quality                                                    AA+
--------------------------------------------------------------------------------
   Allocation (% of portfolio*):
--------------------------------------------------------------------------------
      Treasury/Agency                                                 20%
--------------------------------------------------------------------------------
      Corporates                                                      20%
--------------------------------------------------------------------------------
      Mortgages/Asset-Backed                                          51%
--------------------------------------------------------------------------------
      Foreign Corporates & Govt.                                       1%
--------------------------------------------------------------------------------
      Short-Term                                                       8%
      (maturities less than one year)

* ALLOCATIONS DO NOT CONSIDER THE EFFECT OF FUTURES CONTRACTS. SEE NOTE 4 OF THE NOTES TO THE FINANCIAL STATEMENTS FOR OPEN FUTURES CONTRACTS AT JUNE 30, 1999.

Performance:
The following information illustrates the historical performance of the Preferred Fixed Income Fund compared with the Salomon Brothers Broad Investment Grade (BIG) Index. The Index contains 5,000 U.S. Treasury, Agency, Mortgage and Corporate Bonds. Credit quality must be investment grade (AAA-BBB by Standard & Poor's).

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Fixed Income Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.



CUMULATIVE TOTAL RETURN:
                    PAST     PAST     PAST     SINCE
                  6 MONTHS  1 YEAR   5 YEARS INCEPTION*

 Preferred Fixed
 Income Fund       -1.70%    1.07%   39.02%   55.81%
 Salomon Bros.
 BIG Index         -1.39%    3.12%   45.70%   61.21%
                                         * JULY 1, 1992


AVERAGE ANNUAL TOTAL RETURN:
                         PAST       PAST       SINCE
                        1 YEAR     5 YEARS  INCEPTION*
 Preferred Fixed
 Income Fund             1.07%      6.81%      6.54%
 Salomon Bros.           3.12%      7.82%      7.06%
 BIG Index
                                        * JULY 1, 1992


Line Chart:
A $10,000 Investment Since Inception:
           Preferred Fixed Income Fund    Salomon Bros. BIG Index
7/1/92                10000                        10000
12/31/92              10471                        10461
6/30/93               11259                        11198
12/31/93              11549                        11496
6/30/94               11207                        11065
12/31/94              11273                        11169
6/30/95               12494                        12454
12/31/95              13264                        13238
6/30/96               13009                        13071
12/31/96              13660                        13717
6/30/97               14101                        14138
12/31/97              14814                        15038
6/30/98               15416                        15634
12/31/98              15848                        16348
6/30/99               15581                        16121

Investment Review                                                  June 30, 1999

Preferred Short-Term Government Securities Fund


Investment Objective:
     The Preferred Short-Term Government Securities Fund seeks high current income consistent with preservation of capital, primarily through investment in U.S. Government Securities.


Portfolio Manager Profile:

Portfolio Manager: Todd M. Sheridan, CFA
--------------------------------------------------------------------------------
Title: Senior Portfolio Manager, Caterpillar Investment Management Ltd. (CIML)
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio Manager at CIML. Todd has managed the Preferred Short-Term Government Securities Fund since June 1, 1998.
--------------------------------------------------------------------------------
Education: B.S. -- University of Illinois; Chartered Financial Analyst


Discussion & Analysis:
     The Preferred Short-Term Government Securities Fund returned 3.27% for the twelve months ended June 30, 1999, compared to a 5.08% return for the Merrill Lynch 1-3 Year Treasury Index. Since inception, the Fund's average annual return is 4.67% versus 5.67% for its benchmark.

     The Fund's performance deficit occurred during last summer's Russian debt moratorium and the near-collapse of the Long-Term Capital hedge fund. Those events sent U.S. Treasury security yields to historic lows in a massive flight to quality, and our portfolio was not structured to take advantage of the situation. Investors drove up the value of "on-the-run" Treasuries, not the mortgage-related securities in which the Fund was significantly invested. As a result, the Fund lost ground as high volatility widened the yield spread between the two investments. Mortgage-related securities in the portfolio have tightened since then, but remain wide of our initial entry points.

     On the up side, we did a much better job of managing the Fund's exposures last fall and through the early part of 1999, producing returns slightly better than the benchmark. As interest rates in the front portion of the U.S. Treasury yield curve moved up through 5.25% in mid-May, we extended the average maturity of the portfolio. That decision detracted slightly from performance when interest rates mostly continued higher through end of the fiscal year. At fiscal year-end, the portfolio duration was 2.1 versus
     1.7 for the benchmark. The allocation breakdown was 46% Treasury, 38% mortgage-related and 16% agency.

     Some market participants believe the Federal Reserve will add another 25 basis points to short-term interest rates at its August meeting. However, we anticipate some moderation in domestic economic growth, which should lend the Federal Reserve some comfort. We also anticipate an automatic reduction of liquidity created by individuals fearful of Y2K issues. This would allow the Federal Reserve to have a slightly tighter monetary policy without taking action. And we believe this points to a trading range market for the balance of the year, with current short-term rates occupying the upper portion of the established range.


                                        - CATERPILLAR INVESTMENT MANAGEMENT LTD.

The Preferred Group of Mutual Funds                            Investment Review


 Portfolio Statistics:                                     (as of June 30, 1999)
--------------------------------------------------------------------------------
   Portfolio Holdings                                                  28
--------------------------------------------------------------------------------
   Average Maturity                                             2.4 years
--------------------------------------------------------------------------------
   Average Duration                                             2.1 years


Performance:
The following information illustrates the historical performance of the Preferred Short-Term Government Securities Fund compared with the Merrill Lynch 1-3 Year Treasury Index. The Index comprises primarily U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Short-Term Government Securities Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.



CUMULATIVE TOTAL RETURN:
                    PAST     PAST     PAST     SINCE
                  6 MONTHS  1 YEAR   5 YEARS INCEPTION*
 Preferred Short-Term
 Government
 Securities Fund    0.70%    3.27%   28.34%   37.62%
 ML 1-3 Yr.
 Treasury Index     1.17%    5.08%   35.87%   47.14%
                                         * JULY 1, 1992


AVERAGE ANNUAL TOTAL RETURN:
                         PAST       PAST       SINCE
                        1 YEAR     5 YEARS   INCEPTION*
 Preferred Short-Term
 Government
 Securities Fund         3.27%      5.12%      4.67%
 ML 1-3 Yr.
 Treasury Index          5.08%      6.32%      5.67%
                                         * JULY 1, 1992


Line Chart:
A $10,000 Investment Since Inception:
      Preferred Short-Term Gov't. Sec. Fund   ML 1-3 Yr. Treasury Index
7/1/92                10000                             10000
12/31/92              10261                             10317
6/30/93               10632                             10658
12/31/93              10833                             10875
6/30/94               10723                             10830
12/31/94              10757                             10938
6/30/95               11336                             11666
12/31/95              11735                             12140
6/30/96               11914                             12303
12/31/96              12287                             12744
6/30/97               12606                             13111
12/31/97              13046                             13593
6/30/98               13327                             14003
12/31/98              13667                             14544
6/30/99               13762                             14714

Investment Review                                                  June 30, 1999

Preferred Money Market Fund

Investment Objective:
     The Preferred Money Market Fund seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed income instruments.


Portfolio Manager Profile:

Portfolio Manager: Robert (Skip) R. Johnson
--------------------------------------------------------------------------------
Title: Vice President, J. P. Morgan Investment Management Inc.
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio Manager at J. P. Morgan Investment Management. Skip has been involved with the management of the Preferred Money Market Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------
Education: B.A. -- Dartmouth College


Discussion & Analysis:
     The Preferred Money Market Fund returned 4.89% for the fiscal year ended June 30, 1999, compared to a 4.67% return for IBC's Money Fund Report Average/All Taxable. Since inception, the Fund's average annual return has been 4.51%, outperforming the benchmark's 4.38% return.

     During the first half of the year, the ongoing Asian economic crisis raised liquidity concerns that led investors to seek the relative safety of U.S. Treasury bonds, which outperformed almost everything except money market securities. Then the Federal Reserve cut interest rates three times in the space of six weeks. Such action eased liquidity constraints and helped to restore investor confidence. In fact, the improving economic outlook led to an expected .25% increase in short-term interest rates on June 30, 1999. However, in a surprise move, the Federal Reserve also announced a shift back to a neutral bias from a tightening one.

     Early in the fiscal year, our decision to continue holding floating rate notes and buy asset-backed commercial paper enhanced the Fund's performance. The Fund's duration was shortened throughout the period as domestic growth showed little evidence of slowing. Because we anticipated June's .25% increase in the short-term interest rate, we positioned the fund in a more barbelled structure, emphasizing shorter-term securities. The average maturity was shortened to 51 days. In addition, we slightly decreased the Fund's holdings in floating rate notes.

     We expect an additional .25% upward move by the Fed, most likely in August, and more tightening may be needed to slow down economic growth. Because we expect additional Fed tightenings, we will maintain short maturity in the Fund.

                                            - J. P. MORGAN INVESTMENT MANAGEMENT

The Preferred Group of Mutual Funds                            Investment Review


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

Performance:
The following information illustrates the historical performance of the Preferred Money Market Fund compared to IBC's Money Fund Report Average/All Taxable. This benchmark is used for taxable money market funds.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Money Market Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.



CUMULATIVE TOTAL RETURN:
                          PAST    7-DAY CURRENT    PAST    PAST       SINCE
                        6 MONTHS     YIELD++      1 YEAR  5 YEARS   INCEPTION*
 Preferred Money
 Market Fund              2.27%      4.56%         4.89%   28.87%+    36.21%+
 IBC's Money Fund
 Report Avg./All Taxable  2.18%      4.35%         4.67%   27.55%     34.99%
*    JULY 1, 1992

+ TOTAL RETURN WOULD HAVE BEEN LOWER IF A PORTION OF THE MANAGEMENT FEE (0.15%) HAD NOT BEEN WAIVED FOR THE PERIOD JANUARY 1, 1993 THROUGH OCTOBER 31, 1995.

++ THE SEVEN-DAY CURRENT YIELD FOR THE MONEY MARKET FUND MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE FUND THAN DOES THE TOTAL RETURN QUOTATION. THE YIELD FOR IBC'S MONEY FUND REPORT AVG./ALL TAXABLE REPRESENTS THE SEVEN-DAY CURRENT YIELD AS OF JUNE 30, 1999.


AVERAGE ANNUAL TOTAL RETURN:
                          PAST       PAST       SINCE
                         1 YEAR     5 YEARS  INCEPTION*
 Preferred Money
 Market Fund              4.89%      5.20%+     4.51%+
 IBC's Money Fund
 Report Avg./All Taxable  4.67%      4.99%      4.38%

*    JULY 1, 1992

+ TOTAL RETURN WOULD HAVE BEEN LOWER IF A PORTION OF THE MANAGEMENT FEE (0.15%) HAD NOT BEEN WAIVED FOR THE PERIOD JANUARY 1, 1993 THROUGH OCTOBER 31, 1995.


Line Chart:
A $10,000 Investment Since Inception:
           Preferred Money Market Fund           IBC's Money Fund Report Avg/
                                                         All Taxable
7/1/92                10000                                 10000
12/31/92              10140                                 10148
6/30/93               10271                                 10284
12/31/93              10406                                 10422
6/30/94               10569                                 10583
12/31/94              10814                                 10813
6/30/95               11126                                 11113
12/31/95              11438                                 11407
6/30/96               11719                                 11690
12/31/96              12018                                 11974
6/30/97               12319                                 12259
12/31/97              12638                                 12579
6/30/97               12986                                 12896
12/31/98              13318                                 13211
6/30/99               13621                                 13499

Statements of Assets & Liabilities                                 June 30, 1999

                                                         Growth              Value       International        Small Cap
Assets
Investments at value                               $658,933,610       $397,653,188        $288,963,165     $105,924,405
Short-term obligations at amortized cost              6,733,000         29,071,687          13,743,000          604,849
Cash.                                                   786,873                                    402
Foreign currency at value                                                                      201,631
Receivable for investments sold                       8,953,976                                               1,735,754
Receivable for fund shares sold                       1,151,300            696,811            9,972,411         405,118
Receivable for variation margin
Dividends and interest receivable                       221,892            173,922            1,090,295          68,195
Prepaid expenses and other assets                                               29                2,596           4,159
                                                   ------------       ------------         ------------    ------------
     Total assets                                   676,780,651        427,595,637          313,973,500     108,742,480
                                                   ------------       ------------         ------------    ------------
Liabilities
Payable for investments purchased                     9,455,018                               1,210,078         677,275
Payable for fund shares redeemed                        378,144              4,476                              332,449
Payable for distributions
Payable for variation margin
Payable for:
   Management fees                                      385,414            258,139              236,185          64,759
   Audit fees                                            21,130             17,992               21,865          16,937
   Custodian fees                                        20,312             14,019               85,502          14,649
   Legal fees                                            12,436              7,590                5,008           1,582
   Trustees' fees                                         7,825              4,988                3,640           1,775
   Transfer agent fees                                   47,538             45,690               19,193           6,320
   Other fees                                            50,135              9,267                7,749           8,277
                                                   ------------       ------------         ------------    ------------
        Total liabilities                            10,377,952            362,161            1,589,220       1,124,023
                                                   ------------       ------------         ------------    ------------
Net assets                                         $666,402,699       $427,233,476         $312,384,280    $107,618,457
                                                   ============       ============         ============    ============
Shares of beneficial interest outstanding            29,122,871         15,939,562           18,785,540       8,929,028
                                                   ============       ============         ============    ============
Offering and redemption price per share                  $22.88             $26.80               $16.63          $12.05
                                                   ============       ============         ============    ============
Composition of Net Assets:
Paid-in capital                                    $385,222,164       $193,564,378         $227,122,157    $107,618,032
Undistributed (Distributions in excess of)
  net investment income                                                  1,212,801            3,600,408         101,444
Accumulated net realized gains (losses) on
   investments, futures, forwards, and
   foreign currency                                  53,008,065         44,155,795            8,262,198     (15,430,321)
Net unrealized appreciation (depreciation) on:
   Investments                                      228,172,470        188,300,502           73,419,452      15,329,302
   Futures
   Foreign denominated other assets,
     liabilities & currency                                                                     (19,935)
                                                   ------------       ------------         ------------    ------------
Net assets                                         $666,402,699       $427,233,476         $312,384,280    $107,618,457
                                                   ============       ============         ============    ============
Investments and short-term obligations at cost     $437,494,140       $238,424,373         $229,286,713    $ 91,199,952
Foreign currency holdings at cost                                                               201,912

                                       22

                                                           Asset             Fixed            Short-Term           Money
                                                      Allocation            Income            Government          Market
Assets
Investments at value                                $185,311,393      $165,064,909           $62,098,511
Short-term obligations at amortized cost              53,579,605        13,559,631             3,828,697    $197,314,051
Cash                                                     103,510             1,364                                 1,953
Foreign currency at value
Receivable for investments sold                          522,763         6,458,631
Receivable for fund shares sold                          545,981           354,305                47,805       2,450,947
Receivable for variation margin                          347,463
Dividends and interest receivable                      1,579,879         1,687,113               631,071         959,849
Prepaid expenses and other assets                            317                                     300             356
                                                    ------------      ------------          ------------    ------------
     Total assets                                    241,990,911       187,125,953            66,606,384     200,727,156
                                                    ------------      ------------          ------------    ------------
Liabilities
Payable for investments purchased                        107,958         6,881,900
Payable for fund shares redeemed                         101,063             1,000                             5,797,387
Payable for distributions                                 16,711             4,289                    79           2,070
Payable for variation margin                                                45,091
Payable for:
   Management fees                                       137,176            73,638                19,039          47,921
   Audit fees                                             20,946            18,373                19,495          15,880
   Custodian fees                                         33,081            16,506                 7,743           9,814
   Legal fees                                              4,335             3,567                 1,097           3,184
   Trustees' fees                                          2,546             2,486                   478           2,341
   Transfer agent fees                                    31,105            16,530                 3,534          11,144
   Other fees                                             23,869            14,385                 3,546          29,306
                                                    ------------      ------------          ------------    ------------
        Total liabilities                                478,790         7,077,765                55,011       5,919,047
                                                    ------------      ------------          ------------    ------------
Net assets                                          $241,512,121      $180,048,188           $66,551,373    $194,808,109
                                                    ============      ============          ============    ============
Shares of beneficial interest outstanding             14,363,121        18,444,425             6,923,208     194,808,109
                                                    ============      ============          ============    ============
Offering and redemption price per share.                  $16.81             $9.76                 $9.61           $1.00
                                                    ============      ============          ============    ============
Composition of Net Assets:
Paid-in capital.                                    $186,072,298      $187,155,668           $68,562,542    $194,808,109
Undistributed (Distributions in excess of)
  net investment income                                                     21,439
Accumulated net realized gains (losses) on
   investments, futures, forwards,
   and foreign currency                                3,263,596        (1,830,666)            (885,304)
Net unrealized appreciation (depreciation) on:
   Investments                                        53,487,908        (5,235,857)          (1,125,865)
   Futures                                            (1,311,681)          (62,396)
   Foreign denominated other assets,
      liabilities & currency
Net assets                                          $241,512,121      $180,048,188           $66,551,373    $194,808,109
                                                    ------------      ------------          ------------    ------------
Investments and short-term obligations at cost      $185,403,090      $183,860,397           $67,053,073    $197,314,051
                                                    ============      ============          ============    ============
Foreign currency holdings at cost

See notes to financial statements

                                       23

Statements of Operations                                           June 30, 1999
Fiscal Year Ended
June 30, 1999                                             Growth              Value        International       Small Cap
Investment Income
Dividends                                           $  3,072,326        $ 5,246,384          $ 7,061,429     $ 1,205,709
Interest                                                 713,552            910,602              993,255
                                                    ------------        -----------          -----------     -----------
                                                       3,785,878          6,156,986            8,054,684       1,205,709
Less foreign taxes withheld at source                     (8,736)           (34,215)            (765,187)         (1,444)
                                                    ------------        -----------          -----------     -----------
   Total income                                        3,777,142          6,122,771            7,289,497       1,204,265
                                                    ------------        -----------          -----------     -----------
Expenses
Management fees                                        4,114,811          2,963,545            2,634,044         843,965
Audit fees                                                34,000             30,000               35,000          29,000
Custodian fees                                           127,000             89,000              505,000          85,000
Registration fees                                         36,000              4,000                3,000          19,000
Legal fees                                                42,000             28,000               19,000           9,000
Trustees' fees                                            15,000             11,000                7,000           5,000
Transfer agent fees                                      162,000            154,000               88,000          34,000
Insurance fees                                            13,000             11,000                7,000           4,000
Other expenses                                            37,000             30,000               17,000           8,000
                                                    ------------        -----------          -----------     -----------
   Total expenses                                      4,580,811          3,320,545            3,315,044       1,036,965
                                                    ------------        -----------          -----------     -----------
      Net investment income (loss).                     (803,669)         2,802,226            3,974,453         167,300
                                                    ------------        -----------          -----------     -----------
Net Realized and Unrealized Gain (Loss)
  on Investments, Futures and Foreign
Currency Net realized gain (loss) on:
   Investments                                        63,513,505         49,008,891            8,595,547     (15,467,932)
   Futures
   Forward contracts
   Foreign denominated other assets,
       liabilities & currency                                                                   (249,262)
Change in net unrealized appreciation
   (depreciation) on:
   Investments                                        88,790,969        (26,632,458)          11,545,590     (10,349,571)
   Futures
   Forward contracts
   Foreign denominated other assets,
      liabilities & currency                                                                     (23,074)
                                                    ------------        -----------          -----------     -----------
           Net gain (loss)                           152,304,474         22,376,433           19,868,801     (25,817,503)
                                                    ------------        -----------          -----------     -----------
Net increase (decrease) in net assets
   resulting from operations                        $151,500,805        $25,178,659          $23,843,254    ($25,650,203)
                                                    ============        ===========          ===========     ===========

                                       24

Fiscal Year Ended                                          Asset              Fixed           Short-Term           Money
June 30, 1999                                         Allocation             Income           Government          Market
Investment Income
Dividends                                           $  1,298,662
Interest                                               6,483,235        $10,650,501          $ 3,450,984     $ 7,543,566
                                                    ------------        -----------          -----------     -----------
                                                       7,781,897         10,650,501            3,450,984       7,543,566
Less foreign taxes withheld at source                    (12,448)
                                                    ------------        -----------          -----------     -----------
   Total income                                        7,769,449         10,650,501            3,450,984       7,543,566
                                                    ------------        -----------          -----------     -----------
Expenses
Management fees                                        1,453,421            828,737              222,980         436,917
Audit fees                                                34,000             32,000               33,000          27,000
Custodian fees                                           197,000            110,000               49,000          65,000
Registration fees                                         32,000              8,000                6,000          37,000
Legal fees                                                18,000             13,000                5,000          11,000
Trustees' fees                                             6,000              5,000                1,000           3,000
Transfer agent fees                                       96,000             67,000               26,000          68,000
Insurance fees                                             4,000              4,000                1,000           2,000
Other expenses                                            17,000             13,000                5,000          11,000
                                                    ------------        -----------          -----------     -----------
   Total expenses                                      1,857,421          1,080,737              348,980         660,917
                                                    ------------        -----------          -----------     -----------
      Net investment income (loss)                     5,912,028          9,569,764            3,102,004       6,882,649
                                                    ------------        -----------          -----------     -----------
Net Realized and Unrealized Gain (Loss)
  on Investments, Futures and Foreign
Currency Net realized gain (loss) on:
   Investments                                         1,525,975            277,794               46,059
   Futures                                            13,670,729            139,601
   Forward contracts                                                       (571,343)
   Foreign denominated other assets,
       liabilities & currency                                                (8,556)
Change in net unrealized appreciation
   (depreciation) on:
   Investments                                        12,283,902         (7,864,321)          (1,105,009)
   Futures                                            (1,921,576)          (271,852)
   Forward contracts                                                       (144,573)
   Foreign denominated other assets,
      liabilities & currency                                                  2,402
                                                    ------------        -----------          -----------     -----------
           Net gain (loss)                            25,559,030         (8,440,848)          (1,058,950)
                                                    ------------        -----------          -----------     -----------

Net increase (decrease) in net assets
   resulting from operations                        $ 31,471,058        $ 1,128,916          $ 2,043,054     $ 6,882,649
                                                    ============        ===========          ===========     ===========

See notes to financial statements

                                       25

Statements of Changes in Net Assets
June 30, 1999
                                                                          Growth                            Value
                                                                  Year             Year              Year            Year
                                                                 Ended            Ended             Ended           Ended
                                                               6/30/99          6/30/98           6/30/99         6/30/98
Increase in net assets
Operations:
Net investment income (loss)                             ($    803,669)   ($    410,386)     $  2,802,226    $  3,996,435
Net realized gain (loss) on:
    Investments                                             63,513,505      143,439,200        49,008,891      39,129,419
    Futures
    Forward contracts
    Foreign denominated other assets,
          liabilities & currency
Change in net unrealized appreciation (depreciation) on:
     Investments                                            88,790,969       (4,397,983)      (26,632,458)     47,165,553
     Futures
     Forward contracts
     Foreign denominated other assets,
          liabilities & currency
                                                          ------------     ------------      ------------    ------------
               Net increase (decrease) in net assets
               resulting from operations                   151,500,805      138,630,831        25,178,659      90,291,407
                                                          ------------     ------------      ------------    ------------
Distributions to shareholders from:
     Net investment income                                                                     (3,999,940)     (3,250,000)
     Net realized gains                                   (111,232,130)     (86,312,238)      (15,868,693)
     In excess of realized gains
                                                          ------------     ------------      ------------    ------------
                                                          (111,232,130)     (86,312,238)      (19,868,633)     (3,250,000)
                                                          ------------     ------------      ------------    ------------
Fund share transactions:
     Receipts for shares sold                              635,081,746      271,215,829       123,051,076     209,248,942
     Value of distributions reinvested                     110,140,361       85,946,784        19,637,430       3,234,091
     Cost of shares redeemed                              (625,918,574)    (357,672,592)     (134,374,899)   (259,587,965)
                                                          ------------     ------------      ------------    ------------
          Net increase (decrease) in net assets
          from fund share transactions                     119,303,533         (509,979)        8,313,607     (47,104,932)
                                                          ------------     ------------      ------------    ------------
                Total increase (decrease)                  159,572,208       51,808,614        13,623,633      39,936,475
Net assets
     Beginning of period                                   506,830,491      455,021,877       413,609,843     373,673,368
                                                          ------------     ------------      ------------    ------------
     End of period                                        $666,402,699     $506,830,491      $427,233,476    $413,609,843
                                                          ============     ============      ============    ============
     Undistributed (distributions in excess of)
           net investment income at end of period                                            $  1,212,801    $  2,410,338
                                                          ============     ============      ============    ============
Number of fund shares
     Sold                                                   30,109,700       12,681,087         4,868,725       8,741,834
     Issued for distributions reinvested                     5,636,660        4,842,045           802,182         144,310
     Redeemed                                              (29,688,185)     (16,742,714)       (5,345,330)    (10,951,287)
                                                          ------------     ------------      ------------    ------------
       Net increase (decrease) in shares outstanding         6,058,175          780,418           325,577      (2,065,143)
Outstanding at:
     Beginning of period                                    23,064,696       22,284,278        15,613,985      17,679,128
                                                          ------------     ------------      ------------    ------------
     End of period                                          29,122,871       23,064,696        15,939,562      15,613,985
                                                          ============     ============      ============    ============



                                       26

Statements of Changes in Net Assets                                June 30, 1999

                                                                       International                   Small Cap
                                                                  Year             Year              Year            Year
                                                                 Ended            Ended             Ended           Ended
                                                               6/30/99          6/30/98           6/30/99         6/30/98
Increase in net assets
Operations:
Net investment income (loss)                              $  3,974,453     $  4,619,323       $   167,300     $   354,199
Net realized gain (loss) on:
    Investments                                              8,595,547       15,916,879       (15,467,932)     15,998,484
    Futures
    Forward contracts
    Foreign denominated other assets,
          liabilities & currency                              (249,262)        (260,093)
Change in net unrealized appreciation
  (depreciation) on:
     Investments                                            11,545,590          368,326       (10,349,571)      6,609,372
     Futures
     Forward contracts
     Foreign denominated other assets,
          liabilities & currency                               (23,074)          11,111
                                                          ------------     ------------      ------------    ------------
               Net increase (decrease) in net assets
               resulting from operations                    23,843,254       20,655,546       (25,650,203)     22,962,055
                                                          ------------     ------------      ------------    ------------
Distributions to shareholders from:
     Net investment income                                  (2,900,000)      (3,800,000)         (150,000)      (630,000)
     Net realized gains                                     (8,299,909)     (11,334,089)       (5,076,273)   (13,550,134)
     In excess of realized gains
                                                           ------------     ------------      ------------    ------------
                                                          (11,199,909)     (15,134,089)       (5,226,273)   (14,180,134)
                                                          ------------     ------------      ------------    ------------
Fund share transactions:
     Receipts for shares sold                              509,126,412      235,904,014       106,831,536      78,592,510
     Value of distributions reinvested                      11,065,960       15,067,423         5,207,954      14,167,942
     Cost of shares redeemed                              (504,507,540)    (237,729,186)     (109,848,020)    (50,116,715)
                                                          ------------     ------------      ------------    ------------
          Net increase (decrease) in net assets
          from fund share transactions                      15,684,832       13,242,251         2,191,470      42,643,737
                                                          ------------     ------------      ------------    ------------
                Total increase (decrease)                   28,328,177       18,763,708       (28,685,006)     51,425,658
Net assets
     Beginning of period                                   284,056,103      265,292,395       136,303,463      84,877,805
                                                          ------------     ------------      ------------    ------------
     End of period                                        $312,384,280     $284,056,103      $107,618,457    $136,303,463
                                                          ============     ============      ============    ============
     Undistributed (distributions in excess of)
           net investment income at end of period         $  3,600,408     $  2,672,340      $    101,444    $    125,934
                                                          ============     ============      ============    ============
Number of fund shares
     Sold                                                   33,624,656       15,075,789         8,651,249       4,932,192
     Issued for distributions reinvested                       747,700        1,072,399           417,639       1,008,381
     Redeemed                                              (33,141,675)     (15,054,821)       (8,884,074)     (3,133,590)
                                                          ------------     ------------      ------------    ------------
       Net increase (decrease) in shares outstanding         1,230,681        1,093,367           184,814       2,806,983
Outstanding at:
     Beginning of period                                    17,554,859       16,461,492         8,744,214       5,937,231
                                                          ------------     ------------      ------------    ------------
     End of period                                          18,785,540       17,554,859         8,929,028       8,744,214
                                                          ============     ============      ============    ============

Statements of Changes in Net Assets

June 30, 1999
                                                                     Asset Allocation
                                                                  Year             Year
                                                                 Ended            Ended
                                                               6/30/99          6/30/98
Increase in net assets
Operations:
Net investment income (loss)                              $  5,912,028     $  4,660,600
Net realized gain (loss) on:
    Investments                                              1,525,975        3,219,993
    Futures                                                 13,670,729        4,179,437
    Forward contracts
    Foreign denominated other assets,
          liabilities & currency
Change in net unrealized appreciation
  (depreciation) on:
     Investments                                            12,283,902       17,834,579
     Futures                                                (1,921,576)        (975,261)
     Forward contracts
     Foreign denominated other assets,
          liabilities & currency
                                                          ------------     ------------
               Net increase (decrease) in net assets
               resulting from operations                    31,471,058       28,919,348
                                                          ------------     ------------
Distributions to shareholders from:
     Net investment income                                  (5,912,028)      (4,660,600)
     Net realized gains                                    (12,057,120)     (12,219,032)
     In excess of realized gains
                                                          ------------     ------------
                                                           (17,969,148)     (16,879,632)
                                                          ------------     ------------
Fund share transactions:
     Receipts for shares sold                               81,281,375       32,320,319
     Value of distributions reinvested                      17,848,793       16,807,794
     Cost of shares redeemed                               (42,953,523)     (18,219,019)
                                                          ------------     ------------

          Net increase (decrease) in net assets
          from fund share transactions                      56,176,645       30,909,094
                                                          ------------     ------------
                Total increase (decrease)                   69,678,555       42,948,810
Net assets
     Beginning of period                                   171,833,566      128,884,756
                                                          ------------     ------------
     End of period                                        $241,512,121     $171,833,566
                                                          ============     ============
     Undistributed (distributions in excess of)
           net investment income at end of period
                                                          ============     ============
Number of fund shares
     Sold                                                    4,918,432        2,147,829
     Issued for distributions reinvested                     1,079,576        1,159,620
     Redeemed                                               (2,615,327)      (1,201,202)
                                                          ------------     ------------
       Net increase (decrease) in shares outstanding         3,382,681        2,106,247
Outstanding at:
     Beginning of period                                    10,980,440        8,874,193
                                                          ------------     ------------
     End of period                                          14,363,121       10,980,440
                                                          ============     ============


                                       27

Statements of Changes in Net Assets

June 30, 1999
                                                                     Fixed Income                 Short-Term Government
                                                                  Year             Year              Year            Year
                                                                 Ended            Ended             Ended           Ended
                                                               6/30/99          6/30/98           6/30/99         6/30/98
Increase in net assets
Operations:
Net investment income (loss)                              $  9,569,764     $  9,185,129      $  3,102,004    $  3,234,893
Net realized gain (loss) on:
    Investments                                                277,794        1,799,943            46,059         (88,914)
    Futures                                                    139,601          527,799
    Forward contracts                                         (571,343)          48,557
    Foreign denominated other assets,
          liabilities & currency                                (8,556)         (51,081)
Change in net unrealized appreciation
  (depreciation) on:
     Investments                                            (7,864,321)       1,515,003        (1,105,009)          3,372
     Futures                                                  (271,852)         212,014
     Forward contracts                                        (144,573)         130,096
     Foreign denominated other assets,
          liabilities & currency                                 2,402           (2,410)
                                                          ------------     ------------      ------------    ------------
               Net increase (decrease) in net assets
               resulting from operations                     1,128,916       13,365,050         2,043,054       3,149,351
                                                          ------------     ------------      ------------    ------------
Distributions to shareholders from:
     Net investment income                                  (9,548,818)      (9,184,514)       (3,102,004)    (3,234,893)
     Net realized gains                                     (1,463,746)      (1,541,898)
     In excess of realized gains                            (1,540,433)
                                                          ------------     ------------      ------------    ------------
                                                           (12,552,997)     (10,726,412)       (3,102,004)     (3,234,893)
                                                          ------------     ------------      ------------    ------------
Fund share transactions:
     Receipts for shares sold                               60,839,246       24,788,038        11,307,017       6,856,161
     Value of distributions reinvested                      12,474,288       10,675,319         3,099,781       3,231,487
     Cost of shares redeemed                               (33,045,539)     (27,056,203)       (7,032,756)     (4,573,234)
                                                          ------------     ------------      ------------    ------------
          Net increase (decrease) in net assets
          from fund share transactions                      40,267,995        8,407,154         7,374,042       5,514,414
                                                          ------------     ------------      ------------    ------------
                Total increase (decrease)                   28,843,914       11,045,792         6,315,092       5,428,872
Net assets
     Beginning of period                                   151,204,274      140,158,482        60,236,281      54,807,409
                                                          ------------     ------------      ------------    ------------
     End of period                                        $180,048,188     $151,204,274       $66,551,373     $60,236,281
                                                          ============     ============      ============    ============
     Undistributed net investment income
           at end of period                               $     21,439     $    104,812
                                                          ============     ============      ============    ============
Number of fund shares
     Sold                                                    5,945,932        2,386,283         1,159,310         699,315
     Issued for distributions reinvested                     1,224,847        1,028,283           318,373         329,506
     Redeemed                                               (3,232,288)      (2,600,762)         (721,087)       (466,213)
                                                          ------------     ------------      ------------    ------------
       Net increase (decrease) in shares outstanding         3,938,491          813,804           756,596         562,608
Outstanding at:
     Beginning of period                                    14,505,934       13,692,130         6,166,612       5,604,004
                                                          ------------     ------------      ------------    ------------
     End of period                                          18,444,425       14,505,934         6,923,208       6,166,612
                                                          ============     ============      ============    ============

                                       28

June 30, 1999

                                                                    Money Market
                                                                  Year             Year
                                                                 Ended            Ended
                                                               6/30/99          6/30/98
Increase in net assets
Operations:
Net investment income (loss)                              $  6,882,649     $  5,234,484
Net realized gain (loss) on:
    Investments
    Futures
    Forward contracts
    Foreign denominated other assets,
          liabilities & currency
Change in net unrealized appreciation
  (depreciation) on:
     Investments
     Futures
     Forward contracts
     Foreign denominated other assets,
          liabilities & currency
               Net increase (decrease) in net assets
               resulting from operations                     6,882,649        5,234,484
                                                        --------------     ------------
Distributions to shareholders from:
     Net investment income                                  (6,882,649)      (5,234,484)
     Net realized gains
     In excess of realized gains
                                                        --------------     ------------
                                                            (6,882,649)      (5,234,484)
                                                        --------------     ------------
Fund share transactions:
     Receipts for shares sold                            1,084,707,427      431,368,703
     Value of distributions reinvested                       6,597,028        5,149,937
     Cost of shares redeemed                            (1,000,663,870)    (442,033,262)
                                                        --------------     ------------
          Net increase (decrease) in net assets
          from fund share transactions                      90,640,585       (5,514,622)
                                                        --------------     ------------
                Total increase (decrease)                   90,640,585       (5,514,622)
Net assets
     Beginning of period                                   104,167,524      109,682,146
     End of period                                      $  194,808,109     $104,167,524
                                                        ==============     ============
     Undistributed net investment income
           at end of period
                                                        ==============     ============
Number of fund shares
     Sold                                                1,084,707,427      431,368,703
     Issued for distributions reinvested                     6,597,028        5,149,937
     Redeemed                                           (1,000,663,870)    (442,033,262)
                                                        --------------     ------------
       Net increase (decrease) in shares outstanding        90,640,585       (5,514,622)
Outstanding at:
     Beginning of period                                   104,167,524      109,682,146
                                                        --------------     ------------
     End of period                                         194,808,109      104,167,524
                                                        ==============     ============

See notes to financial statements

                                       29

Financial Highlights                                               June 30, 1999

(Selected data for a share of beneficial interest outstanding throughout the year)
                                             Income (Loss) From Investment Operations
                                         -----------------------------------------------
                                                              Net
                         Net Asset       Net                  Realized        Total
                         Value,          Investment           and             from
                         Beginning       Income               Unrealized      Investment
                         of Year         (Loss)               Gain (Loss)     Operations
 Growth
Year Ended June 30,
1995                     $12.46           $0.01               $4.24           $4.25
1996                      16.63            0.00                2.44            2.44
1997                      18.52            0.00                4.76            4.76
1998                      20.42            0.00                5.93            5.93
1999                      21.97            0.00                5.87            5.87
 Value
Year Ended June 30,
1995                      11.33            0.21                2.62            2.83
1996                      13.82            0.20                3.13            3.33
1997                      16.65            0.19                5.10            5.29
1998                      21.14            0.28                5.29            5.57
1999                      26.49            0.19                1.43            1.62
 International
Year Ended June 30,
1995                      12.02            0.18                0.60            0.78
1996                      12.24            0.19                1.47            1.66
1997                      13.72            0.33                2.67            3.00
1998                      16.12            0.26                0.76            1.02
1999                      16.18            0.21                0.88            1.09
 Small Cap           (Commenced investment operations on November 1, 1995)
Period Ended June 30,
1996+                     10.00            0.05                1.22            1.27
1997                      11.25            0.06                3.18            3.24
1998                      14.30            0.03                3.17            3.20
1999                     $15.59           $0.01              $(2.96)         $(2.95)

                                               Less Distributions
                         ----------------------------------------------------------------
                                           From Net                                         Net Asset    Total
                         From Net          Realized          In Excess                      Value,       Return at
                         Investment        Gains on          of Realized    Total           End of       Net Asset   Net Assets,
                         Income            Investments       Gains          Distributions   Year         Value1      End of Year
 Growth
Year Ended June 30,
1995                     $(0.02)           $(0.06)           $ -            $(0.08)         $16.63       34.21%      $374,592,700
1996                      (0.01)            (0.54)             -             (0.55)          18.52       14.96%       411,688,146
1997                       -                (2.86)             -             (2.86)          20.42       28.57%       455,021,877
1998                       -                (4.38)             -             (4.38)          21.97       33.44%       506,830,491
1999                       -                (4.96)             -             (4.96)          22.88       30.56%       666,402,699
 Value
Year Ended June 30,
1995                      (0.20)            (0.14)             -             (0.34)          13.82       25.72%       212,678,363
1996                      (0.21)            (0.29)             -             (0.50)          16.65       24.49%       267,581,693
1997                      (0.20)            (0.58)           (0.02)          (0.80)          21.14       32.62%       373,673,368
1998                      (0.22)             -                 -             (0.22)          26.49       26.51%       413,609,843
1999                      (0.26)            (1.05)             -             (1.31)          26.80        6.59%       427,233,476
 International
Year Ended June 30,
1995                      (0.13)            (0.26)           (0.17)          (0.56)          12.24        6.70%       118,216,038
1996                      (0.17)            (0.01)             -             (0.18)          13.72       13.70%       157,627,409
1997                      (0.35)            (0.25)             -             (0.60)          16.12       22.50%       265,292,395
1998                      (0.24)            (0.72)             -             (0.96)          16.18        7.18%       284,056,103
1999                      (0.17)            (0.47)             -             (0.64)          16.63        7.21%       312,384,280
Small Cap           (Commenced investment operations on November 1, 1995)
Period Ended June 30,
1996+                     (0.02)             -                 -             (0.02)          11.25       12.67%*++      45,692,712
1997                      (0.03)            (0.16)             -             (0.19)          14.30       29.00%*        84,877,805
1998                      (0.08)            (1.83)             -             (1.91)          15.59       23.45%        136,303,463
1999                     $(0.02)           $(0.57)           $ -            $(0.59)         $12.05      (19.07%)      $107,618,457

                                       30

                                    Ratios to Average Net Assets
                           -----------------------------------------------
                                            Operating
                                            Expenses            Net
                                            Before              Investment        Portfolio
                           Operating        Voluntary           Income            Turnover
                           Expenses         Waiver              (Loss)            Rate
 Growth
Year Ended June 30,
1995                       0.87%            -                    0.13%            55.32%
1996                       0.86%            -                   (0.16%)           75.24%
1997                       0.84%            -                   (0.13%)           58.31%
1998                       0.84%            -                   (0.08%)           70.35%
1999                       0.83%            -                   (0.15%)           74.31%
 Value
Year Ended June 30,
1995                       0.89%            -                    1.95%            29.02%
1996                       0.85%            -                    1.23%            17.04%
1997                       0.85%            -                    1.06%             7.23%
1998                       0.84%            -                    1.03%            10.14%
1999                       0.84%            -                    0.71%            23.26%
 International
Year Ended June 30,
1995                       1.32%            -                    1.65%            29.47%
1996                       1.31%            -                    1.64%            19.61%
1997                       1.25%            -                    2.66%            13.16%
1998                       1.22%            -                    1.76%            17.08%
1999                       1.20%            -                    1.43%            15.31%
 Small Cap           (Commenced investment operations on November 1, 1995)
Period Ended June 30,
1996+                      0.88%+++         1.23%+++             0.75%+++          65.70%++
1997                       0.88%            0.98%                0.66%            104.45%
1998                       0.90%            -                    0.29%            105.32%
1999                       0.92%            -                    0.15%            121.53%


1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

* Total return for Small Cap would have been lower if a portion of the fees had not been waived/reimbursed by the advisor. + Eight-month period ended
     June 30, 1996.

++   Not annualized

+++  Annualized

See notes to financial statements

                                       31

Financial Highlights                                               June 30, 1999

(Selected data for a share of beneficial interest outstanding throughout the year)
                                                       Income (Loss) From Investment Operations
                                                  --------------------------------------------------
                                                                         Net
                             Net Asset            Net                    Realized         Total
                             Value,               Investment             and              from
                             Beginning            Income                 Unrealized       Investment
                             of Year              (Loss)                 Gain (Loss)      Operations
 Asset Allocation
Year Ended June 30,
1995                         $10.27               $0.38                  $1.79            $2.17
1996                          11.97                0.40                   1.72             2.12
1997                          12.88                0.44                   2.17             2.61
1998                          14.52                0.47                   2.51             2.98
1999                          15.65                0.46                   2.18             2.64

 Fixed Income
Year Ended June 30,
1995                           9.80                0.58                   0.50             1.08
1996                          10.30                0.58                  (0.16)            0.42
1997                          10.09                0.64                   0.19             0.83
1998                          10.24                0.64                   0.29             0.93
1999                          10.42                0.58                  (0.46)            0.12

 Short-Term
Government Securities
Year Ended June 30,
1995                           9.77                0.51                   0.03             0.54
1996                           9.80                0.53                  (0.04)            0.49
1997                           9.76                0.53                   0.02             0.55
1998                           9.78                0.56                  (0.01)            0.55
1999                           9.77                0.47                  (0.16)            0.31

 Money Market
Year Ended June 30,
1995                           1.00                0.05                    -               0.05
1996                           1.00                0.05                    -               0.05
1997                           1.00                0.05                    -               0.05
1998                           1.00                0.05                    -               0.05
1999                           $1.00              $0.05                  $ -              $0.05
                                                Less Distributions
                           -------------------------------------------------------------
                                          From Net                                          Net Asset     Total
                           From Net       Realized        In Excess                         Value,        Return at
                           Investment     Gains on        of Realized      Total            End of        Net Asset   Net Assets,
                           Income         Investments     Gains            Distributions    Year          Value1      End of Year
 Asset Allocation
Year Ended June 30,
1995                       $(0.38)        $(0.09)         $ -              $(0.47)          $11.97        21.70%      $ 77,745,018
1996                        (0.40)         (0.81)           -               (1.21)           12.88        18.23%        96,889,348
1997                        (0.44)         (0.53)           -               (0.97)           14.52        21.01%       128,884,756
1998                        (0.47)         (1.38)           -               (1.85)           15.65        21.84%       171,833,566
1999                        (0.46)         (1.02)           -               (1.48)           16.81        17.19%       241,512,121
 Fixed Income
Year Ended June 30,
1995                        (0.58)          -               -               (0.58)           10.30        11.48%        57,911,899
1996                        (0.58)         (0.05)           -               (0.63)           10.09         4.12%       111,184,492
1997                        (0.64)         (0.04)           -               (0.68)           10.24         8.39%       140,158,482
1998                        (0.64)         (0.11)           -               (0.75)           10.42         9.32%       151,204,274
1999                        (0.59)         (0.11)          (0.08)           (0.78)            9.76         1.07%       180,048,188
 Short-Term
Government Securities
Year Ended June 30,
1995                        (0.51)          -               -               (0.51)            9.80         5.71%        32,121,171
1996                        (0.53)          -               -               (0.53)            9.76         5.10%        51,755,317
1997                        (0.53)          -               -               (0.53)            9.78         5.81%        54,807,409
1998                        (0.56)          -               -               (0.56)            9.77         5.72%        60,236,281
1999                        (0.47)          -               -               (0.47)            9.61         3.27%        66,551,373
 Money Market
Year Ended June 30,
1995                        (0.05)          -               -               (0.05)            1.00         5.27%*       79,585,753
1996                        (0.05)          -               -               (0.05)            1.00         5.32%*       90,482,435
1997                        (0.05)          -               -               (0.05)            1.00         5.14%       109,682,146
1998                        (0.05)          -               -               (0.05)            1.00         5.40%       104,167,524
1999                       $(0.05)        $ -             $ -              $(0.05)           $1.00         4.89%      $194,808,109

                                       32

                                         Ratios to Average Net Assets
                             ------------------------------------------------------
                                                  Operating
                                                  Expenses               Net
                                                  Before                 Investment        Portfolio
                             Operating            Voluntary              Income            Turnover
                             Expenses             Waiver                 (Loss)            Rate
 Asset Allocation
Year Ended June 30,
1995                         1.11%                -                      3.52%              18.27%
1996                         1.04%                -                      3.21%              38.25%
1997                         0.99%                -                      3.29%              27.73%
1998                         0.92%                -                      3.19%              27.90%
1999                         0.89%                -                      2.85%               5.80%
 Fixed Income
Year Ended June 30,
1995                         0.95%                -                      5.94%             330.55%
1996                         0.93%                -                      5.65%             313.51%
1997                         0.74%                -                      6.32%             105.98%
1998                         0.67%                -                      6.16%             143.66%
1999                         0.65%                -                      5.77%             158.46%
 Short-Term
Government Securities
Year Ended June 30,
1995                         0.71%                -                      5.27%             256.44%
1996                         0.66%                -                      5.37%              79.04%
1997                         0.63%                -                      5.49%             183.73%
1998                         0.60%                -                      5.67%             263.47%
1999                         0.55%                -                      4.87%              66.64%
 Money Market
Year Ended June 30,
1995                         0.39%                0.54%                  5.24%               N/A
1996                         0.49%                0.54%                  5.25%               N/A
1997                         0.48%                -                      5.03%               N/A
1998                         0.48%                -                      5.28%               N/A
1999                         0.45%                -                      4.73%               N/A


1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

* Total return for the Money Market Fund would have been lower if a portion of the fees had not been waived/reimbursed by the advisor.

See notes to financial statements

                                       33

Schedules of Investments                                           June 30, 1999

Preferred Growth Fund
Common Stock -- 98.88%             Shares        Value
------------------------------------------------------

Banks -- 6.28%
  Chase Manhattan Corp            224,492  $19,446,620
  Citigroup Inc                   472,200   22,429,500
------------------------------------------------------
                                            41,876,120
------------------------------------------------------

Computer Software -- 5.78%
  Equant NV *                      51,200    4,819,200
  Intuit *                         63,200    5,695,900
  Microsoft Corp *                310,500   28,003,219
------------------------------------------------------
                                            38,518,319
------------------------------------------------------

Consumer Products -- .98%
  Estee Lauder Companies Inc
    Class A                       130,600    6,546,325
------------------------------------------------------

Discount & Fashion Retailing -- 9.36%
  Gap Inc                         274,650   13,835,494
  Home Depot Inc                  283,498   18,267,902
  Kohls Corp *                    187,900   14,503,531
  Tiffany & Co                     83,400    8,048,100
  Wal Mart Stores                 159,800    7,710,350
------------------------------------------------------
                                            62,365,377
------------------------------------------------------

Electrical & Electronics -- 11.44%
  Altera Corp *                   173,100    6,372,244
  General Electric Co             186,300   21,051,900
  Intel Corp                      212,600   12,649,700
  KLA Tencor Corp *               122,000    7,914,750
  Motorola Inc                     43,800    4,150,050
  Texas Instruments Inc           166,200   24,099,000
------------------------------------------------------
                                            76,237,644
------------------------------------------------------

Finance-Other -- 6.00%
  Associates First Capital
    Corp Class A                   28,100    1,245,181
  Goldman Sachs Group Inc          91,600    6,618,100
  MBNA Corp                       342,262   10,481,774
  Morgan Stanley Dean Witter & Co 136,120   13,952,300
  Schwab (Charles) Corp            69,950    7,685,756
------------------------------------------------------
                                            39,983,111
------------------------------------------------------

Health Care -- 12.21%
  American Home Products Corp     244,000   14,030,000
  Bristol Myers Squibb Co         140,100    9,868,294
  CVS Corp                        154,000    7,815,500
  Eli Lilly & Co                   79,000    5,658,375
  Glaxo Wellcome PLC ADR            6,300      349,457
  Merck & Co Inc                  159,200   11,780,800
  Pfizer Inc                       51,300    5,630,175
  Schering Plough Corp            241,700   12,810,100
  Warner Lambert Co               193,100   13,396,313
------------------------------------------------------
                                            81,339,014
------------------------------------------------------


------------------------------------------------------
Common Stock                       Shares        Value
------------------------------------------------------

Insurance -- 2.97%
  Ace Ltd                         134,000 $  3,785,500
  American International
    Group Inc                     136,900   16,025,856
------------------------------------------------------
                                            19,811,356
------------------------------------------------------

Leisure Time Industries -- 2.19%
  McDonalds Corp                  352,700   14,570,919
------------------------------------------------------

Manufacturing -- 3.22%
  Allied Signal Inc               105,300    6,633,900
  Applied Materials Inc *         200,700   14,826,713
------------------------------------------------------
                                            21,460,613
------------------------------------------------------

Office Equipment & Computers -- 16.32%
  America Online Inc *             65,000    7,182,500
  Cadence Design Systems Inc *     37,500      478,125
  Cisco Systems Inc *             389,350   25,088,741
  Dell Computer Corp *            254,300    9,409,100
  EMC Corp *                      177,300    9,751,500
  Hewlett Packard Co              136,600   13,728,300
  International Business Machines 163,800   21,171,150
  Staples Inc *                   225,750    6,984,141
  Sun Microsystems Inc *           51,000    3,512,625
  Xerox Corp                      193,200   11,410,875
------------------------------------------------------
                                           108,717,057
------------------------------------------------------

Publishing & Broadcasting -- 6.85%
  CBS Corp *                      499,600   21,701,375
  Clear Channel Communications *  176,800   12,188,150
  Omnicom Group                   147,300   11,784,000
------------------------------------------------------
                                            45,673,525
------------------------------------------------------

Telecommunications -- 15.28%
  AT&T Corp Liberty Media
    Group Class A *               183,200    6,732,600
  Allegiance Telecom Inc *         86,600    4,752,175
  Level 3 Communications Inc *     55,900    3,357,494
  Lucent Technologies Inc          96,480    6,506,370
  MCI Worldcom Inc *              331,100   28,495,294
  Nextlink Communications
    Inc Class A *                  32,800    2,439,500
  Nokia Corp ADR                  110,300   10,099,344
  Qwest Communications
    International Inc *           277,200    9,164,925
  Tellabs Inc                     132,500    8,952,031
  Univision Communications
    Inc Class A *                 175,500   11,583,000
  Vodafone Airtouch PLC ADR        49,500    9,751,497
------------------------------------------------------
                                           101,834,230
------------------------------------------------------

Total Common Stock
  (Cost $430,761,140)                      658,933,610
======================================================

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
Schedule of Investments

------------------------------------------------------
Short Term Investments -- 1.01%        Par       Value
------------------------------------------------------

Commercial Paper -- 1.01%
  Chevron USA Inc
   5.75%  July 1, 1999        $ 6,733,000  $ 6,733,000
------------------------------------------------------


Total Short Term Investments
  (Cost $6,733,000)                          6,733,000
======================================================


Total Investments -- 99.89%
  (Cost $437,494,140)                      665,666,610
======================================================


OTHER ASSETS AND LIABILITIES-- .11%            736,089
======================================================


TOTAL NET ASSETS-- 100%                   $666,402,699
======================================================



Preferred Value Fund
Common Stock -- 93.08%              Shares       Value
------------------------------------------------------

Aerospace -- 4.25%
  Boeing Co                       225,000 $  9,942,188
  Lockheed Martin Corp            220,000    8,195,000
------------------------------------------------------
                                            18,137,188
------------------------------------------------------

Banks -- 7.52%
  BankBoston Corp                 150,000    7,668,750
  Chase Manhattan Corp New         85,000    7,363,125
  Wells Fargo & Co                400,000   17,100,000
------------------------------------------------------
                                            32,131,875
------------------------------------------------------

Chemicals -- 6.10%
  Du Pont E I de Nemours & Co     140,000    9,563,750
  Hercules Inc                    139,000    5,464,438
  Monsanto Co                     280,000   11,042,500
------------------------------------------------------
                                            26,070,688
------------------------------------------------------

Computer Software -- 1.29%
  Computer Associates
    International Inc             100,000    5,500,000
------------------------------------------------------


Consumer Products -- 3.64%
  Avon Products Inc               280,000   15,540,000
------------------------------------------------------



------------------------------------------------------
Common Stock                       Shares        Value
------------------------------------------------------

Discount & Fashion Retailing -- 2.01%
  May Department Stores Co        210,000 $  8,583,750
------------------------------------------------------


Electrical & Electronics -- 6.64%
  Emerson Electric Co             120,000    7,545,000
  Intel Corp                      270,000   16,065,000
  Motorola Inc                     50,000    4,737,500
------------------------------------------------------
                                            28,347,500
------------------------------------------------------

Finance-Other -- 23.53%
  Citigroup Inc                   750,000   35,625,000
  Conseco Inc                     200,000    6,087,500
  Countrywide Credit
    Industries Inc                260,000   11,115,000
  Federal Home Loan Mortgage Corp 350,000   20,300,000
  Morgan Stanley Dean Witter & Co 135,000   13,837,500
  XL Capital Ltd Class A          240,000   13,560,000
------------------------------------------------------
                                           100,525,000
------------------------------------------------------

Food -- 3.59%
  Diageo PLC ADR                  220,000    9,460,000
  Dole Food Inc                   200,000    5,875,000
------------------------------------------------------
                                            15,335,000
------------------------------------------------------

Health Care -- 1.68%
  Becton Dickinson & Co           240,000    7,200,000
------------------------------------------------------


Insurance -- 6.28%
  Ace Ltd                         390,000   11,017,500
  Aflac Inc                       330,000   15,798,750
------------------------------------------------------
                                            26,816,250
------------------------------------------------------

Leisure Time Industries -- 4.60%
  Carnival Corp                   260,000   12,610,000
  McDonalds Corp                  170,000    7,023,125
------------------------------------------------------
                                            19,633,125
------------------------------------------------------

Manufacturing -- 4.94%
  Caterpillar Inc                 150,000    9,000,000
  Dover Corp                      135,000    4,725,000
  Minnesota Mining &
    Manufacturing Corp             85,000    7,389,688
------------------------------------------------------
                                            21,114,688
------------------------------------------------------

Office Equipment & Computers -- 1.11%
  Compaq Computer Corp            200,000    4,737,500
------------------------------------------------------

Schedules of Investments
June 30, 1999

Preferred Value Fund (CONTINUED)
Common Stock                       Shares        Value
------------------------------------------------------

Publishing & Broadcasting -- 3.72%
  Chancellor Media Corp *         125,000 $  6,890,625
  News Corp Ltd ADR               200,000    6,312,500
  Reed International PLC ADR      100,000    2,706,250
------------------------------------------------------
                                            15,909,375
------------------------------------------------------

Service Industries -- 3.45%
  Arrow Electronics Inc *         295,000    5,605,000
  Waste Management Inc            170,000    9,137,500
------------------------------------------------------
                                            14,742,500
------------------------------------------------------

Telecommunications -- 4.20%
  Sprint Corp                     340,000   17,956,250
------------------------------------------------------

Transportation -- 4.53%
  AMR Corp *                      180,000   12,285,000
  Burlington Northern Santa Fe     75,000    2,325,000
  Canadian Pacific Ltd            200,000    4,762,499
------------------------------------------------------
                                            19,372,499
------------------------------------------------------

Total Common Stock
  (Cost $209,352,686)                      397,653,188
======================================================



------------------------------------------------------
Short Term Investments -- 6.80% Par/Shares       Value
------------------------------------------------------

Commercial Paper -- 5.84%
  CIT Group Holdings Inc
    4.68%  July 6, 1999 @      $5,000,000    4,996,750
    5.00%  July 13, 1999 @      5,000,000    4,991,667
  General Electric Capital Corp
    5.20%  July 15, 1999 @      4,000,000    3,991,911
  Household Finance Corp
    4.65%  July 1, 1999         6,000,000    6,000,000
    4.60%  July 8, 1999 @       5,000,000    4,995,528
------------------------------------------------------
                                            24,975,856
------------------------------------------------------

Short Term Investment Fund -- .96%
  State Street Global Advisors
    Money Market Fund           4,095,831    4,095,831
------------------------------------------------------


Total Short Term Investments
  (Cost $29,071,687)                        29,071,687
======================================================


Total Investments -- 99.88%
  (Cost $238,424,373)                      426,724,875
======================================================



------------------------------------------------------
Short Term Investments                          Value
------------------------------------------------------

Other Assets and Liabilities-- .12%       $    508,601
======================================================



Total Net Assets-- 100%                   $427,233,476
======================================================



Preferred International Fund
Common Stock &
  Equivalents -- 92.50%            Shares        Value
------------------------------------------------------

ARGENTINA -- .92%

Communication Services -- .92%
  Telecom Argentina Stet
    France Class B ADR            108,000 $  2,889,000
------------------------------------------------------

  Total Argentina                            2,889,000
------------------------------------------------------


------------------------------------------------------
AUSTRALIA -- 7.30%

Banks -- 2.11%
  National Australia Bank         399,000    6,593,973

Conglomerates -- 1.25%
  CSR Limited                   1,365,000    3,898,079

Construction Materials -- 1.43%
  Pioneer International Ltd     1,759,000    4,476,729

Telephone -- 1.25%
  Cable & Wireless Optus *      1,715,200    3,900,385

Trucking & Freight -- 1.26%
  Mayne Nickless Ltd            1,147,000    3,920,020
------------------------------------------------------

  Total Australia                           22,789,186
======================================================



------------------------------------------------------
CANADA -- 3.69%

Aluminum -- 1.85%
  Alcan Aluminum Ltd              182,100    5,781,443

Banks -- 1.84%
  Bank Nova Scotia Halifax        265,000    5,758,913
------------------------------------------------------

  Total  Canada                             11,540,356
======================================================

The Preferred Group of Mutual Funds
Schedule of Investments

------------------------------------------------------
Common Stock & Equivalents         Shares        Value
------------------------------------------------------

FINLAND -- 1.31%

Forest Products -- 1.31%
  Stora Enso Oyj Series R         381,400  $ 4,088,929
------------------------------------------------------

  Total Finland                              4,088,929
======================================================



------------------------------------------------------
FRANCE -- 10.38%

Apparel & Textiles -- 2.62%
  Christian Dior                   50,300    8,192,579

Automobiles -- 2.06%
  Peugeot SA                       40,800    6,434,980

Energy Sources -- 2.11%
  Elf Aquitaine                    45,000    6,601,050

Homebuilders -- 3.59%
  Bouygues                         42,000   11,096,691
  Bouygues Rights                  42,000      111,703
------------------------------------------------------
                                            11,208,394
------------------------------------------------------

  Total France                              32,437,003
======================================================


------------------------------------------------------
GERMANY -- 3.33%

Apparel & Textiles -- 1.99%
  Adidas-Salomon AG                62,500    6,201,209

Consumer Goods -- 1.34%
  Continental AG                  176,800    4,191,849
------------------------------------------------------

  Total Germany                             10,393,058
======================================================


------------------------------------------------------
ITALY -- 5.90%

Apparel & Textiles -- 2.05%
  Benetton Group SPA            3,250,000    6,399,003

Banks -- 3.85%
  Banca Popolare di Bergamo CV    275,000    6,038,205
  Banca Popolare di Brescia       140,000    5,996,456
------------------------------------------------------
                                            12,034,661
------------------------------------------------------

  Total Italy                               18,433,664
======================================================


------------------------------------------------------
Common Stock & Equivalents         Shares        Value
------------------------------------------------------

JAPAN --  8.97%

Consumer Services -- 1.90%
  Oriental Land Co Ltd             97,500  $ 5,932,049

Electrical Equipment -- 2.30%
  Hitachi                         764,800    7,175,729

Household Appliances -- 4.77%
  Matsushita Electric Industries  340,000    6,604,943
  Sony Corp                        77,000    8,306,605
------------------------------------------------------
                                            14,911,548
------------------------------------------------------

  Total Japan                               28,019,326
======================================================


------------------------------------------------------
NETHERLANDS -- 7.77%

Air Travel -- 1.75%
  KLM Royal Dutch Air Lines       193,300    5,469,779

Capital Equipment -- .99%
  Pakhoed NV Kon                  130,400    3,091,726

Chemicals -- 1.89%
  Akzo Nobel NV                   140,000    5,888,217

Financial Services -- 2.22%
  ING Groep NV                    128,000    6,927,314

Industrial Machinery --  .92%
  Stork NV                        126,500    2,881,897
------------------------------------------------------

  Total Netherlands                         24,258,933
======================================================



------------------------------------------------------
NEW ZEALAND -- 1.55%

Forest Products -- .84%
  Carter Holt Harvey            2,200,000    2,632,426

Household Appliances --  .71%
  Fisher & Paykel                 700,000    2,223,691
------------------------------------------------------

  Total New Zealand                          4,856,117
======================================================

Schedules of Investments
June 30, 1999

 Preferred International Fund (CONTINUED)


Common Stock & Equivalents         Shares        Value
------------------------------------------------------

SOUTH KOREA -- 3.59%

Electric Utilities -- 2.64%
  Korea Electric Power            198,400 $  8,244,527

Steel -- .95%
  Pohang Iron & Steel              24,480    2,955,365
------------------------------------------------------

  Total South Korea                         11,199,892
======================================================


------------------------------------------------------
SPAIN --  4.99%

Banks -- 2.79%
  Banco Bilbao Vizcaya            380,300    5,492,373
  Banco de Andalucia               92,000    3,224,500
------------------------------------------------------
                                             8,716,873
------------------------------------------------------
Electric Utilities -- 2.20%
  Iberdrola SA                    452,000    6,881,998
------------------------------------------------------

  Total Spain                               15,598,871
======================================================


------------------------------------------------------
SWEDEN -- 6.90%

Capital Equipment -- 1.10%
  Svedala Industrial              190,000    3,424,432

Drugs & Health Care -- 1.89%
  Pharmacia & UpJohn SDR          106,800    5,913,064

Household Appliances -- 2.75%
  Electrolux AB Series B          410,000    8,597,008

Industrial Machinery -- 1.16%
  SKF AB Series B                 195,000    3,606,432
------------------------------------------------------

  Total Sweden                              21,540,936
======================================================


------------------------------------------------------
SWITZERLAND -- 8.89%

Banks -- 1.95%
  UBS AG                           20,461    6,105,012

Drugs & Health Care -- 1.63%
  Novartis AG                       3,500    5,108,996


------------------------------------------------------
Common Stock & Equivalents         Shares        Value
------------------------------------------------------

SWITZERLAND (CONTINUED)

Industrial Machinery -- 1.56%
  Sulzer AG                         8,000  $ 4,861,424

Retail Trade -- 1.55%
  Valora Holding AG                21,000    4,834,416

Toys & Amusements -- 2.20%
  Swatch Group                     10,200    6,860,781
------------------------------------------------------

  Total Switzerland                         27,770,629
======================================================


------------------------------------------------------
UNITED KINGDOM -- 17.01%

Banks -- 2.34%
  National Westminster            345,000    7,314,196

Financial Services -- 2.03%
  Royal & Sun Alliance            709,000    6,353,337

Food & Beverages -- 2.23%
  Allied Domecq PLC               725,000    6,970,967

Leisure Time -- 1.02%
  Rank Group                      800,000    3,184,026

Non-Ferrous Metals -- 2.57%
  Rio Tinto                       480,000    8,042,660

Retail Grocery -- 1.74%
  Tesco                         2,100,000    5,445,157

Steel -- 1.56%
  British Steel                 1,877,000    4,859,536

Telephone -- 1.85%
  British Telecom                 344,300    5,763,506

Transportation -- 1.67%
  British Airways                 755,200    5,213,880
------------------------------------------------------

  Total United Kingdom                      53,147,265
======================================================


Total Common Stock & Equivalents
  (Cost $215,543,713)                      288,963,165
======================================================

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
Schedule of Investments


------------------------------------------------------
 Short Term Investments -- 4.40%      Par        Value
------------------------------------------------------

Repurchase Agreements -- 4.40%
  State Street Repo 4.25% July 1, 1999
  (Dated June 30, 1999, due
  July 1, 1999, collateralized by
  $13,315,000 U.S. Treasury Note
  6.875%, May 15, 2006,
  Market Value $14,022,359,
  Repurchase Proceeds
  $13,744,622)                $13,743,000 $ 13,743,000
------------------------------------------------------


Total Short Term Investments
  (Cost $13,743,000)                        13,743,000
======================================================


Total Investments  -- 96.90%
  (Cost $229,286,713)                      302,706,165
======================================================


Other Assets & Liabilities-- 3.10%           9,678,115
======================================================


Total Net Assets-- 100%                   $312,384,280
======================================================



Preferred Small Cap Fund
Common Stock &
  Equivalents -- 98.43%            Shares        Value
------------------------------------------------------

Automotive -- 6.21%
  Arvin Industries Inc             37,600  $ 1,424,100
  Avis Rent A Car Inc *            62,200    1,811,575
  Dollar Thrifty
    Automotive Group *             53,900    1,253,175
  Midas Inc                        18,000      510,750
  Standard Motor Products
    Inc Class A                    35,000      857,500
  Tower Automotive Inc *           32,500      826,719
------------------------------------------------------
                                             6,683,819
------------------------------------------------------

Banks -- .58%
  Commonwealth Bank Corp Inc       35,000      627,813
------------------------------------------------------

Chemicals -- 1.47%
  Albemarle Corp                   24,000      555,000
  Spartech Corp                    32,600    1,030,975
------------------------------------------------------
                                             1,585,975
------------------------------------------------------



------------------------------------------------------
 Common Stock & Equivalents        Shares        Value
------------------------------------------------------

Computer Software -- 4.22%
  3Dfx Interactive Inc*            77,500  $ 1,210,938
  Acclaim Entertainment Inc *      85,800      546,975
  Pinnacle Systems Inc *           25,000      840,625
  Progressive Software Corp *      23,900      675,175
  Structural Dynamics
    Research Corp Rights *         17,900      332,269
  Sunquest Information
    Systems Inc *                  17,200      277,350
  Unigraphics Solutions
    Inc Class A *                  35,000      658,438
------------------------------------------------------
                                             4,541,770
------------------------------------------------------

Consumer Products -- 10.08%
  Agribrands International Inc *   15,000      593,438
  CPI Corp                         20,000      660,000
  Canadaigua Wine Inc Class A *    15,000      786,563
  Chattem Inc *                    17,500      556,719
  Ethan Allan Interiors Inc        33,600    1,268,400
  Fossil Inc *                     34,300    1,659,263
  Friedmans Inc Class A            43,700      379,644
  Haverty Furniture Companies Inc  17,200      606,300
  Mikasa Inc                       27,500      311,094
  Musicland Stores Inc *           79,300      703,788
  Oshkosh B'Gosh Inc Class A       37,600      794,300
  SLI Inc *                        20,000      540,000
  Salton Inc *                     25,000    1,250,000
  Trans World Entertainment Corp * 65,000      731,250
------------------------------------------------------
                                            10,840,759
------------------------------------------------------

Discount & Fashion Retailing-- 3.53%
  Claires Stores Inc               45,000    1,153,125
  Deb Shops Inc                     6,600      131,175
  Guess Inc *                      35,000      483,438
  Timberland Co Class A *          15,200    1,034,550
  Zale Corp *                      24,900      996,000
------------------------------------------------------
                                             3,798,288
------------------------------------------------------

Electrical & Electronics -- 5.46%
  CTS Corp                         15,000    1,050,000
  Calpine Corp *                   17,000      918,000
  DII Group Inc *                  22,000      820,875
  Lattice Semiconductor Inc *      12,000      747,000
  Park Electrochemical Corp        44,500    1,279,375
  Stoneridge Inc *                 50,000      675,000
  Triumph Group Inc *              14,900      379,950
------------------------------------------------------
                                             5,870,200
------------------------------------------------------

Finance-Other -- 12.51%
  Advanta Corp Class A             67,600    1,221,025
  Andover Bancorp Inc               8,500      266,688
  Dime Community Bancshares Inc    42,000      976,500
  Doral Financial Corp             55,300      953,925

See notes to financial statements and notes to schedules of investments

Schedules of Investments
June 30, 1999

Preferred Small Cap Fund (CONTINUED)
Common Stock & Equivalents         Shares        Value
------------------------------------------------------

Finance-Other (CONTINUED)
  First Federal Financial Corp *   20,000  $   385,000
  Flagstar Bancorp Inc             29,100      734,775
  Gallagher (Arthur J) & Co        23,700    1,173,150
  Hambrecht & Quist Group Inc *    10,000      371,250
  Investment Technology
    Group Inc *                    44,000    1,424,500
  Jefferies Group Inc *            37,300    1,119,000
  John Nuveen Co Class A           20,000      853,750
  Metris Companies Inc             25,000    1,018,750
  PFF Bancorp Inc *                35,000      656,250
  Richmond County Financial Corp   42,500      818,125
  Roslyn Bancorp Inc               58,900    1,012,344
  Webster Financial Corp           17,500      474,688
------------------------------------------------------
                                            13,459,720
------------------------------------------------------

Food -- 3.13%
  Food Maker Inc *                 26,100      740,588
  Pilgrims Pride Inc               42,000    1,260,000
  Ryans Family Steakhouses Inc *   30,600      355,725
  Smithfields Food Inc *           30,400    1,016,500
------------------------------------------------------
                                             3,372,813
------------------------------------------------------

Health Care --  .26%
  Medicis Pharmaceutical Corp
    Class A *                      11,000      279,125
------------------------------------------------------

Housing & Real Estate -- 10.93%
  Centex Construction Products Inc 43,600    1,487,850
  Centex Corp                      34,000    1,277,125
  D.R. Horton Inc                  93,300    1,551,113
  Kaufman & Broad Home Corp        31,800      791,025
  Lennar Corp                      48,823    1,171,752
  M.D.C. Holdings Inc              28,400      610,600
  NVR Inc                          37,100    1,936,156
  New Plan Excel Realty Trust Inc  50,000      900,000
  Pulte Corp                       32,500      749,531
  Schottenstein Homes Inc          23,300      429,594
  Standard Pacific Corp            46,500      601,594
  Thornburg Mortgage Asset Corp    25,100      251,000
------------------------------------------------------
                                            11,757,340
------------------------------------------------------

Insurance -- 1.96%
  FBL Financial Group Inc Class A  34,600      674,700
  RLI Corp                         37,000    1,433,750
------------------------------------------------------
                                             2,108,450
------------------------------------------------------

Leisure Time Industries -- 5.32%
  Crestline Capital Corp           45,100      758,244
  Meristar Hospitality Corp        50,000    1,121,875
  Monaco Coach Corp                31,500    1,332,844
  National RV Holdings Inc         30,000      727,500


------------------------------------------------------
Common Stock & Equivalents         Shares        Value
------------------------------------------------------

Leisure Time Industries (CONTINUED)
  Thor Industries Inc              19,200 $    544,800
  Winnebago Industries Inc         55,100    1,239,750
------------------------------------------------------
                                             5,725,013
------------------------------------------------------

Manufacturing -- 11.34%
  Ameron International Corp        26,300    1,160,488
  Briggs & Stratton Corp           20,000    1,155,000
  Dal Tile International Inc *     35,000      398,125
  JLG Industries Inc               58,000    1,181,750
  La-Z-Boy Inc                     39,000      897,000
  Lone Star Industries Inc         40,200    1,510,013
  Manitowoc Inc                    23,850      992,756
  Mohawk Industries Inc *          39,100    1,187,663
  Plantronics Inc *                13,700      892,213
  Standex International Corp       14,900      407,888
  Tecumseh Products Inc Class A    18,900    1,144,631
  Terex Corp *                     25,700      782,244
  Thermo Optek Corp                15,000      155,625
  Toro Co                           8,700      342,563
------------------------------------------------------
                                            12,207,959
------------------------------------------------------

Metals & Mining -- 2.10%
  Amcol International Corp         45,000      646,875
  Florida Rock Industries Inc      18,400      837,200
  Reliance Steel & Aluminum Co     20,000      780,000
------------------------------------------------------
                                             2,264,075
------------------------------------------------------

Office Equipment & Computers -- .83%
  O'Sullivan Industries *          52,200      887,400
------------------------------------------------------


Publishing & Broadcasting -- 1.06%
  Bowne & Co Inc                   35,000      455,000
  Valassis Communications Inc *    18,750      686,719
------------------------------------------------------
                                             1,141,719
------------------------------------------------------

Service Industries -- 8.97%
  Aaron Rents Inc Class B          25,000      556,250
  Advo Inc *                       65,400    1,357,050
  American Management
    Systems Inc *                  25,000      801,563
  CSG Systems International Inc *  15,000      392,813
  Jacobs Engineering Group Inc *   15,000      570,000
  MTI Technology Corp *            57,900      756,319
  Metzler Group Inc *              26,500      732,063
  Pre-Paid Legal Services Inc *    28,100      763,969
  Ritchie Bros Auctioneers Inc *   14,700      560,438
  Ryland Group Inc                 30,000      890,625
  SEI Investments Co                5,100      450,075
  URS Corp  *                      62,300    1,826,169
------------------------------------------------------
                                             9,657,334
------------------------------------------------------

The Preferred Group of Mutual Funds
Schedule of Investments

------------------------------------------------------
Common Stock & Equivalents         Shares        Value
------------------------------------------------------

Telecommunications -- 2.80%
  Cellstar Corp *                  65,000 $    511,875
  Superior TeleCom Inc             52,000    1,300,000
  Xircom Inc *                     40,000    1,202,500
------------------------------------------------------
                                             3,014,375
------------------------------------------------------

Transportation --  5.21%
  Alaska Air Group Inc *           21,000      876,750
  America West Holding
    Corp Class B *                 45,000      849,375
  American Freightways Corp *      25,000      489,063
  Amtran Inc *                     26,900      662,413
  Consolidated Freightways Corp *  60,300      774,478
  US Freightways Corp              22,300    1,032,769
  XTRA Corp *                      20,000      918,735
------------------------------------------------------
                                             5,603,583
------------------------------------------------------

Utilities & Power -- .46%
  Public Service Co of New Mexico  25,000      496,875
------------------------------------------------------

Total Common Stock & Equivalents
  (Cost $90,595,103)                       105,924,405
======================================================



------------------------------------------------------
Short Term Investments -- .56%     Shares        Value
------------------------------------------------------

Short Term Investment Fund -- .56%
  State Street Global Advisors
    Money Market Fund             604,849      604,849
------------------------------------------------------


Total Short Term Investments
  (Cost $604,849)                              604,849
======================================================


Total Investments -- 98.99%
  (Cost $91,199,952)                       106,529,254
======================================================


Other Assets and Liabilities-- 1.01%         1,089,203
======================================================


Total Net Assets-- 100%                   $107,618,457
======================================================



 Preferred Asset Allocation Fund
Common Stock &
  Equivalents -- 43.24%            Shares        Value
------------------------------------------------------

Aerospace --  .51%
  Boeing Co                         9,262   $  409,265
  General Dynamics Corp             1,400       95,900
  Lockheed Martin Corp              3,838      142,966
  Northrop Grumman Corp               400       26,525
  Raytheon Co                       3,000      211,125
  United Technologies Corp          4,760      341,233
------------------------------------------------------
                                             1,227,014
------------------------------------------------------

Automotive -- .61%
  Cooper Tire & Rubber Co             500       11,813
  Cummins Engine Inc                  200       11,425
  Dana Corp                         1,518       69,923
  Delphi Automotive Systems Corp    5,107       94,799
  Eaton Corp                          870       80,040
  Ford Motor Co                    11,100      626,456
  General Motors Corp               6,450      425,700
  Goodyear Tire and Rubber          1,620       95,276
  Navistar International
    Corp Inc *                        410       20,500
  Paccar Inc                          940       50,173
------------------------------------------------------
                                             1,486,105
------------------------------------------------------

Banks -- 2.86%
  Amsouth Bancorporation            1,650       38,259
  BB&T Corp                         1,900       69,706
  Bank One Corp                    10,588      630,648
  Bank New York Inc                 7,300      267,819
  Bank of America Corp             16,342    1,198,073
  BankBoston Corp                   2,800      143,150
  Chase Manhattan Corp              8,142      705,301
  Comerica Inc                      1,550       92,128
  Fifth Third Bancorp               2,300      153,094
  First Union Corp                  8,948      420,556
  Firstar Corp Wisconsin            8,200      229,600
  Fleet Financial Group Inc         5,088      225,780
  JP Morgan & Co Inc                1,720      241,660
  Keycorp                           4,500      144,563
  MBNA Corp                         4,902      150,124
  Mellon Bank Corp                  5,200      189,150
  Mercantile Bancorporation Inc       900       51,413
  National City Corp                2,700      176,850
  PNC Bank Corp                     2,730      157,316
  Republic New York Corp            1,300       88,644
  Southtrust Corp                   1,300       49,888
  State Street Corporation          1,600      136,600
  Summit Bancorp                    1,100       45,994
  Suntrust Banks Inc                2,800      194,425
  U.S. Bancorp                      5,984      203,456

See notes to financial statements and notes to schedules of investments

Schedules of Investments
June 30, 1999

Preferred Asset Allocation Fund (CONTINUED)
Common Stock & Equivalents         Shares       Value
------------------------------------------------------

Banks (CONTINUED)
  Union Planters Corp               1,500 $     67,031
  Wachovia Corp                     1,930      165,136
  Wells Fargo & Co                 15,990      683,573
------------------------------------------------------
                                             6,919,937
------------------------------------------------------

Chemicals -- .78%
  Air Products & Chemicals Inc      2,260       90,965
  BF Goodrich Co                      400       17,000
  Dow Chemical Co                   2,180      276,588
  Du Pont E I de Nemours & Co      10,440      713,183
  Eastman Chemical Co                 875       45,281
  Engelhard Corp                    1,567       35,453
  Freeport McMoRan Copper &
    Gold Class B                    2,100       37,669
  Great Lakes Chemical Corp           670       30,862
  Hercules Inc                      1,020       40,099
  International Flavors &
    Fragrances                      1,140       50,588
  Monsanto Co                       5,800      228,738
  Nalco Chemical Co                   940       48,763
  Praxair Inc                       1,730       84,662
  Rohm & Haas Co                    2,617      112,198
  Union Carbide Corp                1,320       64,350
  WR Grace & Co *                     790       14,516
------------------------------------------------------
                                             1,890,915
------------------------------------------------------

Computer Software -- 2.64%
  Adobe Systems Inc                   650       53,402
  Autodesk Inc                        300        8,869
  Automatic Data Processing Inc     6,060      266,640
  BMC Software Inc *                1,900      102,600
  Computer Associates
     International Inc              5,268      289,740
  Computer Sciences Corp *          1,400       96,863
  Compuware Corp *                  3,700      117,706
  Electronic Data Systems Corp      4,200      237,563
  First Data Corp                   4,100      200,644
  Microsoft Corp *                 47,200    4,256,850
  Network Appliance Inc *             600       33,525
  Novell Inc *                      3,800      100,700
  Oracle Corp *                    13,802      512,399
  Parametric Technology Corp *      2,700       37,463
  Peoplesoft Inc *                  2,150       37,088
  Shared Medical System               200       13,050
------------------------------------------------------
                                             6,365,102
------------------------------------------------------

Conglomerates -- 1.80%
  Allied Signal Inc                 5,460      343,980
  General Electric Co              30,640    3,462,320
  Harcourt General Inc                400       20,625



------------------------------------------------------
Common Stock & Equivalents         Shares       Value
------------------------------------------------------

Conglomerates (CONTINUED)
  Household International Inc       3,013  $   142,741
  Pall Corp                           733       16,263
  Rockwell International Corp       2,000      121,500
  TRW Inc                           1,300       71,338
  Tenneco Inc                       1,690       40,349
  Textron Inc                       1,680      138,285
------------------------------------------------------
                                             4,357,401
------------------------------------------------------

Consumer Products -- 2.81%
  Alberto Culver Co Class B           300        7,988
  Anheuser Busch Cos Inc            4,680      331,988
  Armstrong World Industries Inc      200       11,563
  Avon Products Inc                 2,700      149,850
  Best Buy Co Inc *                 1,200       79,002
  Brown Forman Corp Class B           400       26,075
  Circuit City Stores Inc             600       55,800
  Clorox Co                         1,160      123,903
  Coca Cola Co                     23,180    1,448,750
  Coca Cola Enterprises Inc         3,300       98,175
  Colgate Palmolive Co              2,720      268,600
  Coors Adolph Co Class B             200        9,900
  Ecolab Inc                          800       34,900
  Fortune Brands Inc                1,560       64,545
  Fruit of the Loom Inc Class A *     600        5,850
  Gillette Co                       9,840      403,440
  Liz Claiborne Inc                   780       28,470
  Masco Corp                        3,440       99,330
  Maytag Corp                         600       41,813
  Nike Inc Class B                  2,680      169,678
  Pepsico Inc                      14,080      544,720
  Philip Morris Cos Inc            22,660      910,649
  Proctor & Gamble Co              12,400    1,106,700
  Reebok International Ltd *          620       11,548
  Russell Corp                        200        3,900
  Seagram Ltd                       3,970      199,989
  Tupperware Corp                     400       10,200
  UST Inc                           1,860       54,405
  Unilever NV *                     5,160      359,910
  V F Corp                          1,260       53,865
  Whirlpool Corp                      930       68,820
------------------------------------------------------
                                             6,784,326
------------------------------------------------------

Containers & Packing -- .06%
  Ball Corp                           200        8,450
  Bemis Inc Rights                    300       11,925
  Crown Cork & Seal Inc             1,270       36,195
  Sealed Air Corp *                   615       39,898
  Temple Inland Inc                   600       40,950
------------------------------------------------------
                                               137,418
------------------------------------------------------


See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
Schedule of Investments

------------------------------------------------------
Common Stock & Equivalents         Shares        Value
------------------------------------------------------

Discount & Fashion Retailing -- 2.16%
  Autozone Inc *                    1,400  $    42,175
  Consolidated Stores Corp *        1,200       32,400
  Costco Cos Inc *                  2,265      181,342
  Dayton Hudson Corp                4,680      304,200
  Dillards Inc Class A              1,310       46,014
  Dollar General Corp               2,062       59,798
  Federated Department Stores Inc * 2,000      105,875
  Gap Inc                           9,135      460,176
  Home Depot Inc                   13,956      899,290
  JC Penney Inc                     2,400      116,550
  K Mart Corp *                     4,930       81,037
  Kohls Corp *                      1,500      115,781
  Limited Inc                       2,128       96,558
  Lowes Cos Inc                     2,300      130,381
  May Department Stores Co          3,615      147,763
  Nordstrom Inc                     1,720       57,620
  Pep Boys-Manny Moe & Jack           400        8,650
  Sears Roebuck & Co                3,900      173,794
  TJX Cos Inc                       1,900       63,294
  Toys R Us Inc *                   2,670       55,236
  Wal Mart Stores Inc              42,220    2,037,115
------------------------------------------------------
                                             5,215,049
------------------------------------------------------

Electrical & Electronics -- 1.74%
  AES Corp *                        1,700       98,813
  Advanced Micro Devices Inc *        900       16,256
  Ameren Corp                       1,250       47,969
  Consolidated Edison Inc           2,210      100,003
  Cooper Industries Inc             1,382       71,864
  Emerson Electric Co               4,280      269,105
  Harris Corp                         500       19,594
  Honeywell Inc                     1,390      161,066
  Intel Corp                       31,240    1,858,780
  Johnson Controls Inc                500       34,656
  KLA Tencor Corp *                   800       51,900
  LSI Logic Corp *                  1,400       64,575
  Micron Technology Inc *           2,400       96,750
  Millipore Corp                      300       12,169
  Motorola Inc                      5,600      530,600
  National Semiconductor Corp *     1,000       25,313
  National Service Industries Inc     300       10,800
  Raychem Corp                        500       18,500
  Solectron Corp *                  1,400       93,363
  Tektronix Inc                       350       10,566
  Texas Instruments Inc             3,840      556,800
  Thermo Electron Corp *            1,600       32,100
  Thomas & Betts Corp                 300       14,175
------------------------------------------------------
                                             4,195,717
------------------------------------------------------


------------------------------------------------------
Common Stock & Equivalents         Shares        Value
------------------------------------------------------

Finance-Other -- 2.59%
  American Express Co               4,450  $   579,056
  American General Corp             2,438      183,764
  Associates First Capital Corp     6,368      282,182
  Bear Stearns Cos Inc                945       44,179
  Capital One Financial Corp        1,800      100,238
  Cincinnati Financial Corp         1,000       37,563
  Citigroup Inc                    32,900    1,562,750
  Countrywide Credit Industry Inc   1,100       47,025
  Dun & Bradstreet Corp             1,630       57,763
  Equifax Inc                       1,500       53,531
  Federal Home Loan Mortgage Corp   6,580      381,640
  Federal National Mortgage
    Association                     9,900      676,913
  Golden West Financial Corp          760       74,480
  H&R Block Inc                     1,260       63,000
  Huntington Bancshares Inc         1,290       45,150
  Jefferson Pilot Corp              1,240       82,072
  Lehman Brothers Holding Corp      1,100       68,475
  Merrill Lynch & Co Inc            3,520      281,380
  Morgan Stanley Dean Witter & Co   5,263      539,458
  Northern Trust Corp                 700       67,900
  Paine Webber Group Inc            1,300       60,775
  Paychex Inc                       2,550       81,281
  Progressive Corp Ohio               800      116,000
  Provident Companies Inc           1,200       48,000
  Providian Financial Corp          1,770      165,495
  Regions Financial Corp            1,300       49,969
  SLM Holding Corp                  1,400       64,138
  Schwab (Charles) Corp             2,400      263,700
  Synovus Financial Corp            1,600       31,800
  Washington Mutual Inc             4,450      157,419
------------------------------------------------------
                                             6,267,096
------------------------------------------------------

Food -- 1.07%
  Albertsons Inc                    4,588      236,579
  Archer Daniels Midland Co         5,626       86,851
  Bestfoods                         2,700      133,650
  Campbell Soup Co                  4,300      199,413
  ConAgra Inc                       4,540      120,878
  General Mills Inc                 1,530      122,974
  Great Atlantic & Pacific Tea Inc    200        6,763
  HJ Heinz Co                       3,315      166,164
  Hershey Foods Corp                1,420       84,313
  Kellogg Co                        3,920      129,360
  Kroger Co *                       5,800      162,038
  Nabisco Group Holdings Corp *     3,000       58,688
  Pioneer Hi-Bred
    International Inc               2,412       93,917
  Quaker Oats Co                    1,360       90,270
  Ralston Purina Co                 3,130       95,269


See notes to financial statements and notes to schedules of investments

Schedules of Investments
June 30, 1999


Preferred Asset Allocation Fund (CONTINUED)
Common Stock & Equivalents         Shares       Value
------------------------------------------------------

Food (CONTINUED)
  Safeway Inc *                     4,600  $   227,700
  Sara Lee Corp                     8,720      197,835
  Supervalu Inc                       700       17,981
  Sysco Corp                        3,840      114,480
  Tricon Global Restaurants Inc *   1,418       76,749
  WM Wrigley Jr Co                  1,170      105,300
  Winn Dixie Stores Inc             1,540       56,884
------------------------------------------------------
                                             2,584,056
------------------------------------------------------

Fuel -- 2.58%
  Amerada Hess Corp                 1,110       66,045
  Anadarko Petroleum Corp           1,500       55,219
  Apache Corp                         900       35,100
  Ashland Inc                         500       20,063
  Atlantic Richfield Co             2,880      240,660
  Baker Hughes Inc                  2,640       88,440
  Burlington Resources Inc          1,655       71,579
  Chevron Corp                      6,160      586,355
  Coastal Corp                      2,180       87,200
  Exxon Corp                       22,840    1,761,535
  Halliburton Co                    4,670      211,318
  Helmerich & Payne Inc               300        7,144
  Kerr McGee Corp                     886       44,466
  Mobil Corp                        7,320      724,680
  Occidental Petroleum Inc          3,310       69,924
  Oneok Inc                           200        6,350
  Phillips Petroleum Co             2,660      133,831
  Rowan Companies Inc                 500        9,219
  Royal Dutch Petroleum Co         19,600    1,180,900
  Schlumberger Ltd                  4,960      315,890
  Texaco Inc                        5,220      326,250
  USX Marathon Group                2,900       94,431
  Unocal Corp                       2,600      103,025
------------------------------------------------------
                                             6,239,624
------------------------------------------------------

Health Care -- 4.96%
  Abbott Labs                      14,180      645,190
  Allergan Inc                        770       85,470
  Alza Corp *                       1,100       55,963
  American Home Products Corp      12,040      692,300
  Amgen Inc *                       4,960      301,940
  Bard (C.R.) Inc                     300       14,344
  Bausch & Lomb Inc                   780       59,670
  Baxter International Inc          2,580      156,413
  Becton Dickerson & Co             2,620       78,600
  Biomet Inc                        1,500       59,625
  Boston Scientific Corp *          3,800      166,963
  Bristol Myers Squibb Co          18,160    1,279,145

------------------------------------------------------
Common Stock & Equivalents         Shares        Value
------------------------------------------------------

Health Care (CONTINUED)
  CVS Corp                          3,380  $   171,535
  Cardinal Health Inc               1,600      102,600
  Columbia/HCA Healthcare Corp      5,649      128,868
  Eli Lilly & Co                    9,648      691,038
  Guidant Corp                      3,200      164,600
  HCR Manorcare Inc *                 700       16,931
  Healthsouth Corp *                3,400       50,788
  Humana Inc *                      1,600       20,700
  IMS Health Inc                    3,260      101,875
  Johnson & Johnson                12,520    1,226,960
  Longs Drug Stores Corp              200        6,913
  Mallinckrodt Inc                    400       14,550
  McKesson HBOC Inc                 2,330       74,851
  Medtronic Inc                     5,240      408,065
  Merck & Co Inc                   22,260    1,647,240
  Pfizer Inc                       12,100    1,327,975
  Pharmacia & UpJohn Inc            4,853      275,711
  Rite Aid Corp                     1,600       39,400
  Schering Plough Corp             13,960      739,880
  Sigma Aldrich                     1,200       41,325
  St Jude Medical Inc *             1,000       35,625
  Tenet Healthcare Corp *           2,760       51,233
  United Healthcare Corp            1,900      118,988
  Walgreen Co                      10,240      300,800
  Warner Lambert Co                 7,960      552,225
  Watson Pharmaceuticals Inc *        600       21,038
  Wellpoint Health Networks
    Inc Class A *                     600       50,925
------------------------------------------------------
                                            11,978,262
------------------------------------------------------

Housing & Real Estate -- .08%
  Centex Corp                         400       15,025
  Kaufman & Broad Home Corp           200        4,975
  Owens Corning                       300       10,313
  PPG Industries Inc                1,780      105,131
  Pulte Corp                          300        6,919
  Sherwin Williams Co               2,080       57,720
------------------------------------------------------
                                               200,083
------------------------------------------------------

Insurance -- 1.36%
  Aetna Inc                         1,466      131,115
  Aflac Inc                         1,600       76,600
  Allstate Corp                     8,158      292,668
  American International
    Group Inc                      11,588    1,356,520
  Aon Corp                          1,575       64,969
  Chubb Corp                        1,560      108,420
  Cigna Corp                        2,020      179,780
  Conseco Inc                       2,798       85,164
  Hartford Financial Services Group 2,320      135,285
  Lincoln National Corp Inc         1,960      102,533
  Loews Corp                        1,100       87,038

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
Schedule of Investments

------------------------------------------------------
Common Stock & Equivalents         Shares        Value
------------------------------------------------------

Insurance  (CONTINUED)
  MBIA Inc                            600  $    38,850
  MGIC Investment Corp              1,100       53,488
  Marsh & McLennan Cos Inc          2,590      195,545
  Safeco Corp                       1,460       64,423
  St. Paul Cos Inc                  2,162       68,779
  Torchmark Corp                    1,700       58,013
  Transamerica Corp                 1,540      115,500
  Unum Corp                         1,400       76,650
------------------------------------------------------
                                             3,291,340
------------------------------------------------------

Leisure Time Industries -- .86%
  American Greetings Corp Class A     400       12,050
  Brunswick Corp                    1,180       32,893
  Carnival Corp                     5,500      266,750
  Darden Restaurants Inc            1,630       35,554
  Eastman Kodak Co                  3,130      212,058
  Fleetwood Enterprises Inc           200        5,288
  Harrahs Entertainment Inc *         650       14,300
  Hasbro Inc                        2,115       59,088
  Hilton Hotels Corp                2,520       35,753
  King World Productions Inc *        400       13,925
  Marriott International Inc
    Class A                         2,660       99,418
  Mattel Inc                        4,169      110,218
  McDonalds Corp                   12,800      528,800
  Mirage Resorts Inc *              1,100       18,425
  Polaroid Corp                       300        8,288
  Walt Disney Co                   19,180      590,984
  Wendy's International Inc           800       22,650
------------------------------------------------------
                                             2,066,442
------------------------------------------------------

Manufacturing -- 1.14%
  Applied Materials Inc *           3,800      280,725
  Avery Dennison Corp                 700       42,263
  Black & Decker Corp                 600       37,875
  Briggs & Stratton Corp              100        5,775
  Case Corp                           900       43,313
  Caterpillar Inc                   3,720      223,200
  Corning Inc                       2,350      164,794
  Crane Co                            400       12,575
  Danaher Corp                      1,200       69,750
  Deere & Co                        2,560      101,440
  Dover Corp                        1,400       49,000
  FMC Corp *                          200       13,663
  ITT Industries Inc                  960       36,600
  Illinois Tool Works Inc           2,520      206,640
  Ingersoll Rand Co                 1,860      120,203
  Jostens Inc                         200        4,213
  Milacron Inc                        200        3,700
  Minnesota Mining &
    Manufacturing Co                3,960      344,273
  Newell Rubbermaid Inc             3,005      139,733


------------------------------------------------------
Common Stock & Equivalents         Shares        Value
------------------------------------------------------

Manufacturing  (CONTINUED)
  Owens Illinois Inc *              1,200 $     39,225
  PE Corp                             300       34,425
  Parker Hannifin Corp                625       28,594
  RJ Reynolds Tobacco Holdings Inc *    1           31
  Snap On Inc                         400       14,475
  Springs Industries Inc              100        4,363
  Stanley Works                       500       16,094
  Timken Co                           400        7,800
  Tyco International Ltd            7,206      682,769
  Vulcan Materials Co                 600       28,956
------------------------------------------------------
                                             2,756,467
------------------------------------------------------

Metals & Mining -- .28%
  Alcan Aluminum Ltd                2,210       70,582
  Alcoa Inc                         3,600      222,750
  Allegheny Teldyne Inc             1,177       26,630
  Asarco Inc                          200        3,763
  Barrick Gold Corp                 3,700       71,688
  Battle Mountain Gold Co           2,400        5,850
  Bethlehem Steel Corp *              800        6,150
  Cyprus Amax Minerals Co           1,160       17,618
  Homestake Mining Corp             2,490       20,387
  Inco Ltd                          1,760       31,680
  Newmont Mining Corp               1,018       20,233
  Nucor Corp                          500       23,719
  Phelps Dodge Corp                   630       39,021
  Placer Dome Inc                   2,850       33,666
  Reynolds Metals Co                  700       41,300
  USX US Steel Group                1,100       29,700
  Worthington Industries Inc          550        9,041
------------------------------------------------------
                                               673,778
------------------------------------------------------

Office Equipment & Computers-- 3.98%
  3Com Corp *                       3,300       88,069
  American Online Inc *             9,100    1,005,550
  Apple Computer *                  1,550       71,784
  Cabletron Systems Inc *           1,400       18,200
  Ceridian Corp *                     800       26,150
  Cisco Systems Inc *              29,290    1,887,374
  Compaq Computer Corp             15,955      377,934
  Data General Corp *                 300        4,369
  De Luxe Corp                      1,150       44,778
  Dell Computer Corp *             26,600      984,200
  EMC Corp *                        9,400      517,000
  Gateway 2000 Inc *                1,400       82,600
  Hewlett Packard Co                9,720      976,860
  Ikon Office Solutions Inc           900       13,500
  International Business Machines  17,600    2,274,800
  Pitney Bowes Inc                  3,100      199,175
  Seagate Technology *              2,400       61,500

See notes to financial statements and notes to schedules of investments

Schedules of Investments
June 30, 1999


Preferred Asset Allocation Fund (CONTINUED)
Common Stock & Equivalents         Shares        Value
------------------------------------------------------

Office Equipment & Computers (CONTINUED)
  Silicon Graphics Inc *            2,000  $    32,750
  Staples Inc *                     4,050      125,297
  Sun Microsystems Inc *            4,600      316,825
  Tandy Corp                        1,200       58,650
  Unisys Corp *                     1,500       58,406
  Xerox Corp                        6,440      380,363
------------------------------------------------------
                                             9,606,134
------------------------------------------------------

Paper & Forest Products -- .41%
  Boise Cascade Corp                  300       12,863
  Champion International Corp       1,000       47,875
  Fort James Corp                   1,300       49,238
  Georgia Pacific Group             1,620       76,748
  Georgia Pacific Timber Group        310        7,828
  International Paper Co            3,964      200,182
  Kimberly Clark Corp               5,246      299,022
  Louisiana Pacific Corp            1,360       32,300
  Mead Corp                           600       25,050
  Potlatch Corp                       200        8,788
  Westvaco Corp                     1,200       34,800
  Weyerhaeuser Co                   1,850      127,188
  Williamette Industries Inc        1,300       59,881
------------------------------------------------------
                                               981,763
------------------------------------------------------

Publishing & Broadcasting -- .80%
  Comcast Corp Class A              5,700      219,094
  Dow Jones & Co Inc                1,170       62,083
  Gannett Inc                       2,920      208,415
  Knight Ridder Inc                 1,120       61,530
  McGraw Hill Inc                   2,120      114,348
  Meredith Corp                       300       10,388
  New York Times Co Class A         1,200       44,175
  Time Warner Inc                  10,140      745,290
  Times Mirror Co Series A            900       53,325
  Tribune Co                        1,320      115,005
  Viacom Inc Class B *              6,900      303,600
------------------------------------------------------
                                             1,937,253
------------------------------------------------------

Service Industries -- .64%
  Browning Ferris Industries Inc    2,000       86,000
  Cendant Corp *                    7,408      151,864
  EG&G Inc                            300       10,688
  Fluor Corp                          850       34,425
  Foster Wheeler Corp                 200        2,825
  Franklin Resources Inc            2,500      101,563
  Genuine Parts Co                  2,025       70,875
  Interpublic Group Cos Inc           800       69,300
  McDermott International Inc         400       11,300


------------------------------------------------------
Common Stock & Equivalents         Shares        Value
------------------------------------------------------

Service Industries (CONTINUED)
  Media One Group Inc *             5,470  $   406,831
  Office Depot Inc *                3,300       72,806
  Omnicom Group Inc                 1,400      112,000
  RR Donnelley & Sons Co            1,370       50,776
  Service Corp International        1,600       30,800
  WW Grainger Inc                     600       32,288
  Waste Management Inc              5,459      293,421
------------------------------------------------------
                                             1,537,762
------------------------------------------------------

Telecommunications -- 5.01%
  AT&T Corp                        30,475    1,700,886
  Alltel Corp                       2,200      157,300
  Ameritech Corp                   10,280      755,580
  Andrew Corp *                       505        9,563
  Bell Atlantic Corp               14,452      944,800
  BellSouth Corp                   18,020      844,688
  CBS Corp *                        6,620      287,556
  CenturyTel Inc                    2,100       83,475
  Clear Channel Communications *    2,800      193,025
  Frontier Corp                     1,000       59,000
  GTE Corp                          9,010      682,508
  General Instrument Corp *         1,300       55,250
  Lucent Technologies Inc          28,071    1,893,038
  MCI Worldcom Inc *               17,489    1,505,147
  Nextel Communications Inc
    Class A *                       1,700       85,319
  Northern Telecom Ltd              6,440      559,073
  SBC Communications Inc           18,254    1,058,732
  Scientific Atlanta Inc              500       18,000
  Sprint Corp *                     3,505      200,223
  Sprint Corp PCS Series 1 *        8,420      444,681
  Tellabs Inc *                     4,000      270,250
  US West Inc *                     4,894      287,523
------------------------------------------------------
                                            12,095,617
------------------------------------------------------

Transportation -- .47%
  AMR Corp *                        1,620      110,565
  Burlington Northern Santa Fe      4,202      130,262
  CSX Corp                          2,120       96,063
  Delta Airlines Inc                1,520       87,590
  FDX Corp *                        2,992      162,316
  Kansas City Southern
    Industries Inc                  1,500       95,719
  Laidlaw Inc                       3,500       25,813
  Norfolk Southern Corp             3,650      109,956
  Ryder System Inc                    400       10,400
  Southwest Airlines Co             3,425      106,603
  US Airways Group Inc *              400       17,425
  Union Pacific Corp                2,230      130,037
  Union Pacific Resources Group Inc 2,619       42,722
------------------------------------------------------
                                             1,125,471
------------------------------------------------------

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
Schedule of Investments


------------------------------------------------------
Common Stock & Equivalents         Shares        Value
------------------------------------------------------

Utilities & Power -- 1.04%
  American Electric Power Inc       1,860  $    69,866
  CMS Energy Corp                     900       37,688
  Carolina Power & Lighting Co      1,590       68,072
  Central & Southwest Corp          2,000       46,750
  Cinergy Corp                      1,006       32,192
  Columbia Energy Corp                500       31,344
  Consolidated Natural Gas Co       1,130       68,648
  Constellation Energy Group Inc    1,660       49,178
  DTE Energy Co                     1,580       63,200
  Dominion Resources Inc            1,860       80,561
  Duke Energy Co                    2,851      155,023
  Eastern Enterprises                 100        3,975
  Edison International              3,530       94,428
  Enron Corp                        3,200      261,600
  Entergy Corp                      2,180       68,125
  FPL Group Inc                     1,690       92,316
  First Energy Corp                 2,250       69,750
  Florida Progress Corp               900       37,181
  GPU Inc                             800       33,750
  New Century Energies Inc          1,100       42,694
  Niagara Mohawk Power Co *         2,190       35,177
  Nicor Inc                           300       11,419
  Northern Systems Power Co         1,760       42,570
  PG&E Corp                         3,770      122,525
  PP&L Resources Inc                  900       27,675
  Pacific Corp                      2,940       54,023
  Peco Energy Co                    2,150       90,031
  Peoples Energy Corp                 200        7,533
  Public Services Enterprise Group  2,230       91,146
  Reliant Energy Inc                2,472       68,284
  Sempra Energy                     1,501       33,955
  Sonat Inc                           700       23,183
  Southern Co                       6,290      166,680
  Sunoco Inc                        1,121       33,835
  Texas Utilities Co                2,437      100,521
  Unicom Corp                       2,160       83,290
  Williams Cos Inc                  2,611      111,082
------------------------------------------------------
                                             2,509,270
------------------------------------------------------

Total Common Stock & Equivalents
  (Cost $48,697,162)                       104,429,402
------------------------------------------------------


------------------------------------------------------
Fixed Income -- 33.49%                 Par       Value
------------------------------------------------------

U.S. Treasury -- 33.49%
  United States Treasury Bonds
   5.50%  August 15, 2028      $3,265,000    2,989,499
   6.00%  February 15, 2026     1,547,000    1,509,532
   6.125% November 15, 2027     2,600,000    2,582,528



------------------------------------------------------
Fixed Income                          Par        Value
------------------------------------------------------

U.S. Treasury (CONTINUED)
   6.25%  August 15, 2023      $1,020,000 $  1,024,784
   6.375%  August 15, 2027      3,610,000    3,699,131
   6.50%  November 15, 2026     3,026,000    3,143,742
   6.875%  August 15, 2025      3,300,000    3,577,398
   7.125%  February 15, 2023    2,900,000    3,214,012
   7.25%  May 15, 2016          3,795,000    4,173,893
   7.25%  August 15, 2022         340,000      380,695
   7.50%  November 15, 2016     2,040,000    2,299,141
   7.50%  November 15, 2024     1,080,000    1,255,500
   7.625%  November 15, 2022    1,105,000    1,288,187
   7.625%  February 15, 2025    2,900,000    3,420,637
   8.00%  November 15, 2021 #   5,800,000    6,993,524
   8.125% August 15, 2019         530,000      640,139
   8.125%  May 15, 2021         2,059,000    2,507,471
   8.125%  August 15, 2021      2,495,000    3,041,954
   8.50%  February 15, 2020       793,000      994,470
   8.75%  May 15, 2017          1,340,000    1,691,536
   8.75%  May 15, 2020          1,790,000    2,300,150
   8.75%  August 15, 2020 #     3,825,000    4,919,906
   8.875%  August 15, 2017      1,800,000    2,299,500
   8.875%  February 15, 2019 #  3,969,000    5,115,684
   9.00%  November 15, 2018       350,000      455,438
   9.125%  May 15, 2018           125,000      163,848
   9.25%  February 15, 2016       200,000      260,500
   9.875%  November 15, 2015      250,000      341,173
   10.375%  November 15, 2012   2,950,000    3,758,949
   10.625%  August 15, 2015     2,175,000    3,128,933
   11.25%  February 15, 2015    1,120,000    1,676,494
   11.75%  February 15, 2010      295,000      373,682
   11.75%  November 15, 2014    1,105,000    1,573,421
    12.00%  August 15, 2013     2,445,000    3,432,927
    12.50%  August 15, 2014       230,000      338,638
    13.875%  May 15, 2011         220,000      314,975
------------------------------------------------------
                                            80,881,991
------------------------------------------------------

Total Fixed Income
  (Cost $83,121,758)                        80,881,991
------------------------------------------------------


------------------------------------------------------
Short Term Investments -- 22.18%Par/Shares       Value
------------------------------------------------------

Commercial Paper -- 10.54%
  Abbey National of North America
   5.04%  September 15, 1999 @  3,000,000    2,967,300
  Associates Corp of North America
   5.70%  July 1, 1999          2,318,334    2,318,334
  BP America Inc
   4.91%  August 13, 1999 @     3,000,000    2,982,406


See notes to financial statements and notes to schedules of investments

Schedules of Investments
June 30, 1999

Preferred Asset Allocation Fund (CONTINUED)

Short Term Investments         Par/Shares        Value
------------------------------------------------------

  Commercial Credit Co
   4.97%  August 6, 1999 @    $ 2,500,000  $ 2,487,575
  Daimler Benz North America
   5.12%  September 15, 1999 @  1,000,000      989,060
  Equilon Enterprise
   5.01%  September 21, 1999 @  3,000,000    2,964,720
  Ford Motor Credit Co
   5.16%  September 17, 1999 @  2,650,000    2,620,241
  General Electric Capital Corp
   4.94%  August 24, 1999 @     2,500,000    2,481,475
  Household Finance Corp
   4.87%  August 17, 1999 @     1,200,000    1,192,370
  KFW International Finance Inc
   5.02%  September 21, 1999 @  2,500,000    2,470,275
  Xerox Capital (Europe) PLC
   5.05%  September 3, 1999 @   2,000,000    1,981,440
------------------------------------------------------
                                            25,455,196
------------------------------------------------------

Repurchase Agreements -- 9.78%
  State Street Repo 4.25%
  July 1, 1999 (Cost - $23,634,000)
  (Dated June 30, 1999, due
  July 1, 1999, collateralized by
  $22,895,000 U.S. Treasury
  Bond 6.875%, May 15, 2006,
  Market Value $24,111,297,
  Repurchase Proceeds
  $23,636,790)                 23,634,000   23,634,000
------------------------------------------------------


Short Term Investment Fund -- .31%
  State Street Global Advisors
   Money Market Fund              748,893      748,893
------------------------------------------------------


U.S. Treasury -- 1.55%
  United States Treasury Bills
    4.45%  September 9, 1999 @# 3,275,000    3,245,951
    4.54%  September 9, 1999 @#   500,000      495,565
------------------------------------------------------
                                             3,741,516
------------------------------------------------------

 Total Short Term Investments
  (Cost $53,584,170)                        53,579,605
======================================================


Total Investments -- 98.91%
  (Cost $185,403,090)                      238,890,998
======================================================


Other Assets and Liabilities -- 1.09%        2,621,123
======================================================


Total Net Assets-- 100%                   $241,512,121
======================================================


 Preferred Fixed Income Fund
Fixed Income -- 91.68%                Par+       Value
------------------------------------------------------

Asset Backed -- 1.96%
  MBNA Master Credit Card Trust II
   6.45%  February 15, 2008    $1,500,000  $ 1,498,594
  Sears Credit Account Master Trust
   7.00%  July 15, 2008         2,000,000    2,031,240
------------------------------------------------------
                                             3,529,834
------------------------------------------------------

Collateralized Mortgage Obligations -- 11.74%
  Comm 1999-1
   6.455%  September 15, 2008     705,000      676,328
  Deutsche Mortgage & Asset
    Receiving Corp
   6.538%  February 15, 2008    3,610,000    3,480,618
  Federal Home Loan Mortgage Gtd
    6.50%  November 15, 2022    5,000,000    4,954,650
    7.00%  August 15, 2023      1,000,000    1,012,500
  Federal National Mortgage Assn Gtd
   5.50%  December 25, 2008     1,200,000    1,152,744
    6.50%  May 18, 2011         2,500,000    2,489,825
  JP Morgan Commercial Mortgage
    Financial Corp **
   8.731%  November 25, 2027    1,000,000      871,719
  MLIC Commercial Mortgage **
   6.60%  July 25, 2027           279,627      278,491
  Merrill Lynch Mortgage Investments Inc
   6.96%  November 21, 2028       750,000      747,188
    7.15%  April 25, 2028       2,373,031    2,392,134
  Morgan Stanley Capital I Inc
   6.17% October 1, 2035          700,000      674,100
    6.52%  January 15, 2008       340,000      330,024
  Nomura Asset Securities Corp
   6.59% March 15, 2030         2,135,000    2,075,135
------------------------------------------------------
                                            21,135,456
------------------------------------------------------

Electric -- 1.23%
  Boston Edison Co
   7.80%  May 15, 2010            530,000      553,278
  Calpine Corp
   7.625%  April 15, 2006         308,000      289,905
  Pacific Corp Security Discounted MTN
   6.75%  July 15, 2004           770,000      776,283
  TXU Eastern Funding Co **
    6.75%  May 15, 2009           625,000      592,811
------------------------------------------------------
                                             2,212,277
------------------------------------------------------

Federal Agency Pooled -- 3.46%
  Federal Home Loan Mortgage Corp
   5.125%  October 15, 2008       450,000      403,241
   6.50%  July 15, 2016         1,821,117    1,821,117
    6.65%  March 15, 2018          35,951       35,874


See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
Schedule of Investments

------------------------------------------------------
Fixed Income                         Par+        Value
------------------------------------------------------

Federal Agency Pooled (CONTINUED)
  Federal Home Loan
   7.00%  May 1, 2029          $2,398,080  $ 2,342,444
    8.00%  August 1, 2026       1,322,733    1,359,108
    7.00%  December 1, 2024       275,704      273,206
------------------------------------------------------
                                             6,234,990
------------------------------------------------------

Finance & Banking -- 5.71%
  AMSouth Bank North America
   6.45%  February 1, 2018      1,500,000    1,423,110
  Associates Corp North America
   6.95%  November 1, 2018        580,000      551,496
  EQCC Home Equity Loan Trust
   6.41%  December 15, 2004     1,600,000    1,591,024
  FCB/NC Capital Trust I
   8.05%  March 1, 2028           700,000      660,881
  Ford Motor Credit Co
   5.75%  February 23, 2004     1,095,000    1,056,730
  Integra Bank Pittsburgh MTN
   6.55%  June 15, 2000         1,650,000    1,659,785
  Keycorp Institutional Capital B
   8.25%  December 15, 2026     1,000,000    1,034,880
  Security Pacific Corp MTN
   10.30%  May 15, 2001         1,250,000    1,335,875
  Toyota Motor Credit Corp
   5.625%  November 13, 2003    1,000,000      969,880
------------------------------------------------------
                                            10,283,661
------------------------------------------------------

Foreign Government -- 1.02%
  Quebec Providence of Canada
   5.75%  February 15, 2009     2,000,000    1,840,080
------------------------------------------------------


Government Sponsored -- 30.45%
  Federal National Mortgage Association
   6.00%  March 1, 2014            88,078       85,077
   6.00%  November 1, 2028         82,185       77,202
   6.00%  December 1, 2099 TBA  5,740,000    5,391,984
   6.16%  August 7, 2028          840,000      785,660
   6.50%  March 1, 2013           508,356      500,888
   6.50%  April 1, 2013           639,014      629,627
   6.50%  May 1, 2013             590,237      581,566
   6.50%  July 1, 2013             25,298       24,927
   6.50%  February 1, 2014        983,486      969,038
   6.50%  April 1, 2014           996,163      981,529
   6.50%  May 1, 2014             998,075      983,413
   6.50%  June 1, 2014          3,444,612    3,394,009
   6.50%  January 1, 2028         683,887      659,732
   6.50%  February 1, 2028        311,807      300,793
   6.50%  March 1, 2028           599,541      578,365
   6.50%  April 1, 2028         1,863,801    1,797,971


------------------------------------------------------
Fixed Income                         Par+       Value
------------------------------------------------------

Government Sponsored (CONTINUED)
    6.50%  May 1, 2028       $    742,069 $    716,917
    6.50%  June 1, 2028         2,191,150    2,113,758
    6.50%  August 1, 2028         271,115      261,539
    6.50%  September 1, 2028    1,310,653    1,264,361
    6.50%  October 1, 2028      3,771,090    3,637,896
    6.50%  November 1, 2028     1,419,054    1,368,933
    6.50%  December 1, 2028     1,424,560    1,374,245
    6.50%  January 1, 2029      2,468,853    2,381,652
    6.50%  February 1, 2029     2,943,033    2,839,086
    6.50%  March 1, 2029        8,247,104    7,955,817
    6.50%  April, 1 2029        4,125,539    3,990,764
    6.50%  May 1, 2029          1,795,098    1,731,696
    6.925%  March 1, 2001         710,923      716,255
    7.00%  July 1, 2025           151,977      150,220
    7.00%  August 1, 2025         161,179      159,365
    7.00%  November 1, 2025       339,949      336,124
    7.00%  May 1, 2026            182,463      180,354
    7.00%  June 1, 2026           238,428      235,672
    7.00%  September 1, 2026      462,511      457,277
    7.00%  December 1, 2026       464,125      458,755
    7.00%  October 1, 2027         74,304       73,445
    7.00%  February 1, 2028       537,492      531,274
    7.00%  August 1, 2028         769,532      760,629
    7.00%  October 1, 2028      1,096,909    1,084,264
    7.00%  November 1, 2028       809,599      800,232
    7.00%  December 1, 2028       385,200      380,744
    7.00%  February 1, 2029       631,493      624,187
    7.00%  March 1, 2029          493,299      487,591
------------------------------------------------------
                                            54,814,833
------------------------------------------------------

Industrials -- 9.06%
  Boston Scientific Corp
   6.625%  March 15, 2005       1,500,000    1,397,190
  Canadian Occidental Petroleum Ltd
   7.40%  May 1, 2028           2,600,000    2,361,580
  Comcast Cable Communications
   8.125%  May 1, 2004          2,000,000    2,110,100
  Energy Group Overseas B V
   7.50%  October 15, 2027        625,000      597,981
  Ford Motor Co
   9.00%  September 15, 2001    1,695,000    1,789,479
  Laidlaw Inc
   6.50%  May 1, 2005           2,350,000    2,168,204
    6.72%  October 1, 2027      1,000,000      901,060
  Lakehead Pipeline Co Ltd
   7.125%  October 1, 2028        350,000      312,095
  Lasmo U.S.A. Inc
   7.30%  November 15, 2027        80,000       74,298
  Lomak Petroleum Inc
   8.75%  January 15, 2007        300,000      264,000


See notes to financial statements and notes to schedules of investments

Schedules of Investments
June 30, 1999


Preferred Fixed Income Fund (CONTINUED)

Fixed Income                         Par+        Value
------------------------------------------------------

Industrials (CONTINUED)
  Mariner Health Group Inc
   9.50%  April 1, 2006       $   400,000  $    76,000
  Occidental Petroleum Corp
   8.45%  February 15, 2029        70,000       73,251
  Oil Purchase Co **
   7.10%  April 30, 2002        1,054,864      981,424
  Philip Morris Cos Inc
   6.15%  March 15, 2000          600,000      602,382
  Plains Resource Inc
   10.25%  March 15, 2006         400,000      405,000
  Ultramar Diamond Shamrock Corp
   6.75%  October 15, 2037      2,000,000    1,906,780
  Westpoint Stevens Inc
   7.875%  June 15, 2005          300,000      294,000
------------------------------------------------------
                                            16,314,824
------------------------------------------------------

Mortgage Related-Other Marketable -- 2.13%
  Midland Realty Acceptance Corp
   7.02%  January 25, 2029      1,443,368    1,452,490
  Ocwen Residential MBS Corp **
   7.00%  October 25, 2030 ***  2,413,364    2,381,688
------------------------------------------------------
                                             3,834,178
------------------------------------------------------

Telephone -- 3.52%
  AT&T Corp
   6.00%  March 15, 2009        1,940,000    1,823,193
  Adelphia Communications Corp
   7.875%  May 1, 2009            200,000      187,000
  Aerial Communications Inc **
   Zero Coupon February 1,
   2008                         3,265,000    1,541,188
  McLeod USA Inc
   9.25%  July 15, 2007           235,000      233,238
  Telecommunications Inc
   7.875%  August 1, 2013       1,500,000    1,581,495
  US West Capital Funding Inc
   6.25%  July 15, 2005         1,000,000      969,270
------------------------------------------------------
                                             6,335,384
------------------------------------------------------

U.S. Government Agency
Mortgage-Backed Securities -- 4.87%
  Government National Mortgage Association
    7.00%  with maturities of June 15, 2028
      through July 15, 2029        66,935       66,035
    7.50%  August 20, 2026      1,530,036    1,538,635
    7.50%  June 15, 2027           30,143       30,425
    7.50%  July 15, 2028        4,543,240    4,590,081
    8.00%  January 15, 2027     2,471,512    2,541,777
------------------------------------------------------
                                             8,766,953
------------------------------------------------------



------------------------------------------------------
Fixed Income                         Par+        Value
------------------------------------------------------

U.S. Treasury -- 16.53%
  United States Treasury Bonds
   5.25%   November 15, 2028   $  375,000  $   332,404
   5.25%   February 15, 2029    1,815,000    1,630,669
   5.50%   August 15, 2028        790,000      723,340
   6.75%   August 15, 2026      3,255,000    3,484,868
  12.00%   August 15, 2013      4,225,000    5,932,154
  United States Treasury Notes
   4.75%   November 15, 2008      390,000      358,129
   5.25%   August 15, 2003 #    1,300,000    1,277,861
   5.50%   May 15, 2009         2,950,000    2,881,767
   5.625%  May 15, 2008         1,600,000    1,567,248
   5.875%  November 15, 2005    3,468,000    3,468,000
   6.125%  August 15, 2007        275,000      277,965
   6.625%  May 15, 2007         1,720,000    1,791,225
   6.875%  May 15, 2006         5,734,000    6,036,809
------------------------------------------------------
                                            29,762,439
------------------------------------------------------

Total Fixed Income
  (Cost $170,303,453)                      165,064,909
======================================================


------------------------------------------------------
Short Term Investments -- 7.53%       Par+       Value
------------------------------------------------------

Collateralized Mortgage Obligations -- 2.78%
  Cregem North America Inc
   4.81%  July 1, 1999 ***      5,000,000    5,000,000
------------------------------------------------------


Finance & Banking -- 1.35%
  Ford Motor Credit Co
   4.95%  July 8, 1999 @          925,000      924,110
  General Motors Acceptance Corp
   8.00%  October 1, 1999 @     1,500,000    1,508,521
------------------------------------------------------
                                             2,432,631
------------------------------------------------------

Government Sponsored -- 3.40%
  Student Loan Marketing Disc Note
   4.60%  July 1, 1999          6,127,000    6,127,000
------------------------------------------------------

Total Short Term Investments
  (Cost $13,556,944)                        13,559,631
======================================================


Total Investments -- 99.21%
  (Cost $183,860,397)                      178,624,540
======================================================


Other Assets and Liabilities-- .79%          1,423,648
======================================================


Total Net Assets-- 100%                   $180,048,188
======================================================

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
Schedule of Investments

Preferred Short-Term Government Securities Fund
Fixed Income -- 93.31%                 Par       Value
------------------------------------------------------

Collateralized Mortgage Obligations -- 19.51%
  Federal Home Loan Mortgage Corp
   6.00%  February 15, 2007    $3,000,000  $ 3,000,000
  Federal Home Loan Mortgage Gtd
   5.75%  January 15, 2006      1,500,885    1,499,474
   6.00%  April 15, 2005        1,523,189    1,521,757
   6.00%  August 15, 2016         383,912      383,708
   6.00%  December 15, 2017     2,020,303    2,018,404
  Federal National Mortgage
   Association Gtd
   5.75%  February 25, 2017     1,229,732    1,226,056
  Federal National Mortgage
   Association REMIC
   6.00%  November 25, 2016     2,418,517    2,413,221
   6.00%  November 25, 2018       554,387      552,652
   6.65%  October 25, 2018        367,475      366,556
------------------------------------------------------
                                            12,981,828
------------------------------------------------------

Federal Agency Pooled -- 9.62%
  Federal Home Loan
   6.00%  April 1, 2001           709,553      706,268
   6.00%  December 1, 2000      2,868,062    2,854,782
   6.00%  January 1, 2001       2,855,674    2,842,452
------------------------------------------------------
                                             6,403,502
------------------------------------------------------

Government Sponsored -- 18.29%
  Federal Home Loan Banks
   5.66%  January 13, 2003      4,500,000    4,454,280
  Federal National Mortgage Association MTN
   5.41%  February 13, 2001     1,000,000      994,370
   7.68%  April 24, 2007        1,000,000    1,004,220
  Federal National Mortgage Association
   5.50%  November 1, 2002        862,044      845,406
   6.50%  December 1, 2000      1,549,716    1,550,693
   6.50%  April 1, 2003         1,435,553    1,433,486
  Overseas Private Investment Corp
   6.13%  September 15, 2001    1,875,000    1,890,000
------------------------------------------------------
                                            12,172,455
------------------------------------------------------

U.S. TREASURY -- 45.89%
  United States Treasury Notes
   4.25%   November 15, 2003   12,500,000   11,802,750
   4.625%  November 30, 2000    5,000,000    4,946,100
   4.875%  March 31, 2001       4,500,000    4,454,280
   5.25%   August 15, 2003      7,500,000    7,372,275
   5.25%   May 15, 2004         2,000,000    1,965,321
------------------------------------------------------
                                            30,540,726
------------------------------------------------------


------------------------------------------------------
Fixed Income                          Par        Value
------------------------------------------------------

Total Fixed Income
  (Cost $63,225,354)                       $62,098,511
======================================================



------------------------------------------------------
Short Term Investments -- 5.75% Par/Shares       Value
------------------------------------------------------

Federal Agency Pooled -- .06%
  Federal Home Loan
   6.00%  July 1, 1999 @      $    26,003       25,920
    6.75%  October 1, 1999 @       19,426       19,505
------------------------------------------------------
                                                45,425
------------------------------------------------------

Short Term Investment Fund -- 4.18%
  State Street Global Advisors
   Money Market Funds           2,779,363    2,779,362
------------------------------------------------------


U.S. Treasury -- 1.51%
  United States Treasury Notes
   8.00%  August 15, 1999 @     1,000,000    1,003,910
------------------------------------------------------


Total Short Term Investments
  (Cost $3,827,719)                          3,828,697
======================================================


Total Investments -- 99.06%
  (Cost $67,053,073)                        65,927,208
======================================================


Other Assets and Liabilities-- .94%            624,165
======================================================


Total Net Assets-- 100%                    $66,551,373
======================================================


See notes to financial statements and notes to schedules of investments

Schedules of Investments
June 30, 1999

Preferred Money Market Fund
Short Term Investments -- 101.29%      Par       Value
------------------------------------------------------

Certificates of Deposit -- 15.40%
  Abbey National Treasury Services
   5.22%  May 11, 2000 @       $2,000,000 $  1,999,169
  Bank of Nova Scotia
   5.15%  April 20, 2000 @      3,000,000    2,998,604
  Bayerische Hypo Un
   5.15%  April 25, 2000 @      7,000,000    6,996,689
  Bayerische Landes Bank
   5.115%  March 21, 2000 @     1,000,000      998,963
  Dresdner Bank AG New York
   4.95%  November 9, 1999 @    3,000,000    2,999,584
  Nationsbank Corp of NA Carolinas
   5.00%  January 5, 2000 @     4,000,000    3,999,602
  Toronto Dominion
   5.64%  July 14, 1999 @       2,000,000    1,999,966
   5.65%  July 26, 1999 @       1,000,000      999,961
  Wachovia Bank of NC
   5.02%  November 22, 1999     7,000,000    7,000,000
------------------------------------------------------
                                            29,992,538
------------------------------------------------------

Commercial Paper -- 38.66%
  Associates Corp of NA
   5.78%  July 1, 1999          9,000,000    9,000,000
  Bavaria Trr Corp Cp
    4.83%  July 21, 1999 @      8,000,000    7,978,533
  Caisse D' Amortissement
   4.90%  November 23, 1999 @   5,000,000    4,901,319
  Cregem North America Inc
    4.74%  July 19, 1999 @      5,000,000    4,988,150
  Ford Motor Credit Co
    5.07%  July 8, 1999 @       7,500,000    7,492,606
  Halifax PLC
    4.73%  July 13, 1999 @      6,000,000    5,990,540
  Koch Industries
    5.52%  July 1, 1999         9,000,000    9,000,000
  Mobil Corp
    4.97%  July 1, 1999         5,000,000    5,000,000
  Morgan Stanley Dean Witter
   4.95%  July 20, 1999 @       5,000,000    4,986,938
  Salomon Smith Barney Holdings Inc
   4.91%  July 14, 1999 @       2,000,000    1,996,454
  UBS Finance Delaware Inc
   4.72%  July 15, 1999 @       6,000,000    5,988,987
  Westpac Capital Corp
    4.81%  July 16, 1999 @      8,000,000    7,983,967
------------------------------------------------------
                                            75,307,494
------------------------------------------------------

Corporate Bonds -- 2.05%
  Wells Fargo & Co
   5.31%  March 31, 2000 @      4,000,000    3,998,910
------------------------------------------------------


------------------------------------------------------
Short Term Investments                Par        Value
------------------------------------------------------

Floating Rate Notes -- 26.28%
  Abbey National Treasury PLC
   5.087%  July 20, 1999 @##  $ 4,000,000  $ 3,999,835
  American Express Centurion Bank
   4.931%  July 26, 1999 ##     7,000,000    7,000,000
  Banc One Corp MTN
   5.003%  September 15,
   1999 @##                     3,000,000    2,999,865
  CIT Group Inc
   4.966%  July 20, 1999 @##    3,200,000    3,200,094
  Citigroup Inc
    5.068%  August 3, 1999 @##  5,000,000    5,004,027
  Comerica Bank of Detroit
    4.965%  July 14, 1999 @##   5,000,000    4,999,230
  Commerz Bank AG New York
    4.936%  August 23, 1999 @## 4,000,000    3,998,972
  First Chicago Corp MTN
   4.932%  August 4, 1999 @##   2,000,000    1,999,993
  First Union National Bank Charlotte NC
   4.969% July 26, 1999 ##      4,000,000    4,000,000
  General Motors Acceptance Corp
   4.602%  July 6, 1999 @##     4,000,000    3,997,628
  Key Bank North America MTN
   5.016%  July 15, 1999 ##     2,000,000    2,000,000
   4.891%  September 3,
   1999 @##                     4,000,000    3,999,828
  Pepsico Inc MTN
   4.729%  August 19, 1999 @##  4,000,000    3,999,394
------------------------------------------------------
                                            51,198,866
------------------------------------------------------

Government Agency -- 18.90%
  Federal Home Loan Mortgage
    Discount Note
   4.85%  July 14, 1999 @       5,000,000    4,991,243
  Student Loan Marketing Discount Note
    4.60%  July 1, 1999        31,825,000   31,825,000
------------------------------------------------------
                                            36,816,243
------------------------------------------------------


Total Short Term Investments
  (Cost $197,314,051)                      197,314,051
======================================================


Total Investments -- 101.29%
  (Cost $197,314,051)                      197,314,051
======================================================


Other Assets and Liabilities -- (1.29%)     (2,505,942)
======================================================


Total Net Assets-- 100%                   $194,808,109
======================================================

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
Schedule of Investments

Notes to Schedules of Investments

*    NON-INCOME PRODUCING SECURITY

** PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OF 1933, THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 1999, THESE SECURITIES AMOUNTED TO $6,647,321 OR 3.69% OF THE NET ASSETS OF THE PREFERRED FIXED INCOME FUND.

*** THESE SECURITIES ARE BEING USED TO COLLATERALIZE TBA CONTRACTS OUTSTANDING AT JUNE 30, 1999.

# ALL OR A PORTION OF THIS SECURITY IS BEING USED TO COLLATERALIZE FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 1999. ADDITIONAL SECURITIES ARE EARMAKED TO COVER THE REMAINING VALUE OF FUTURES CONTRACTS.

## FLOATING RATE NOTE. THE INTEREST RATE SHOWN REFLECTS THE RATE CURRENTLY IN EFFECT. THE MATURITY DATE SHOWN REFLECTS THE NEXT RESET DATE.

@    YIELDS ARE AT TIME OF PURCHASE (UNAUDITED).

+    PAR IS IN U.S. DOLLARS UNLESS OTHERWISE NOTED.


ABBREVIATIONS:

     ADR - American Depository Receipt

     MTN - Medium Term Notes

     SDR - Swedish Depository Receipt

     TBA - To Be Announced

See notes to financial statements.

Notes to Financial Statements                                      June 30, 1999

1.  ACCOUNTING POLICIES

    The Preferred Group of Mutual Funds ("The Preferred Group" or the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified series management investment company offering eight portfolios (the "Funds"):

    Preferred Growth Fund ("Growth") - seeks long-term capital appreciation. The Fund invests primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing above-average earnings growth.

    Preferred Value Fund ("Value") - seeks capital appreciation and current income. The Fund invests primarily in equity securities believed to be undervalued and that offer above-average potential for capital appreciation.

    Preferred International Fund ("International") - seeks long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

    Preferred Small Cap Fund ("Small Cap") - seeks long-term capital appreciation through investments in companies with small equity capitalizations.

    Preferred Asset Allocation Fund ("Asset Allocation") - seeks both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

    Preferred Fixed Income Fund ("Fixed Income") - seeks a high level of current income consistent with investment in a diversified portfolio of high quality debt securities.

    Preferred Short-Term Government Securities Fund ("Short-Term Government") - seeks high current income consistent with preservation of capital, primarily through investment in U.S. Government Securities.

    Preferred Money Market Fund ("Money Market") - seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed income instruments.

    The Preferred Group was established in 1991 as a business trust under Massachusetts law and has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the reporting period and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements.

Security Valuations
    Portfolio securities and futures for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Trustees, which prices reflect broker/ dealer supplied market valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bonafide market maker shall be used. Over-the-counter options are valued at fair value, as determined in good faith by the Trustees or by persons acting at their direction based on prices supplied by a broker, usually the option counter-party. Forward contracts are valued at the mean between the bid and the offered forward rates as last quoted by a pricing service. Obligations with a remaining maturity of 60 days or less and holdings in Money Market are valued at amortized cost which approximates market value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. The premium is valued based on prices supplied by a broker. Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

The Preferred Group of Mutual Funds                Notes to Financial Statements

    Certain investments in securities held by the Funds were valued on the basis of a price provided by a principal market maker. At June 30, 1999, the total value of these securities represented 3.00% of net assets of the Fixed Income Fund. These prices may differ from the value that would have been used had a broader market for the securities existed.

Security Transactions
    Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

Federal Taxes
    Consistent with each Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income and net realized capital gains to its shareholders, no federal tax has been accrued.

    At June 30, 1999, capital loss carryforwards available (to the extent provided in federal income tax regulations) to offset future realized gains were as follows:

                              YEAR OF    CAPITAL LOSS
    FUND                    EXPIRATION   CARRYFORWARD
    SHORT-TERM GOVERNMENT      2003      $    408,901
    SHORT-TERM GOVERNMENT      2004           302,863
    SHORT-TERM GOVERNMENT      2005            96,867
    SHORT-TERM GOVERNMENT      2007            34,485
    SMALL CAP                  2007        11,053,418

    To the extent the loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed.

Interest Income, Debt Discount and Premium

    Interest income is recorded on the accrual basis. Original issue discount and market discount are accreted to interest income over the life of a security with a corresponding adjustment in the cost basis; premium is amortized on debt securities with a corresponding adjustment to the cost basis. For the Short-Term Government Securities Fund, income earned on short-term investment funds is included in interest income in the Statement of Operations. Payments received in kind are recorded at the fair market value of the securities received.

Distributions to Shareholders
    Growth, Value, International and Small Cap declare and pay dividends at least annually. Dividends are declared and paid quarterly for Asset Allocation. Dividends are declared and recorded daily and paid monthly for Fixed Income, Short-Term Government and Money Market.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, net operating losses, losses deferred due to wash sales and post-October 31 losses. Permanent book and tax differences relating to shareholder distributions will result in reclassifications in the Funds' capital accounts.

Expenses
    Expenses specific to an individual Fund are charged to that Fund. Common expenses are allocated to the Funds based on their relative net asset values.

Foreign Currency Translation
    The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the daily exchange rates.

    Net realized gains and losses on foreign denominated other assets, liabilities and currency transactions disclosed in the Statement of Operations represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but rather, are included with the net realized and unrealized gain or loss on investments.

Notes to Financial Statements                                      June 30, 1999

Forward Currency Contracts
    All Funds (except Short-Term Government and Money Market) may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates at future dates. The market value of the contract will fluctuate with changes in currency exchange rates. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward contracts are settled. Forward currency contracts do not eliminate fluctuations in the prices of the Funds' portfolio securities. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts
    All Funds (except Short-Term Government and Money Market) may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the stock and fixed income markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or investment securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is disclosed in the Statement of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Losses may arise from the changes in the value of the underlying instrument, the illiquidity of the secondary market for the contracts, or the failure of counterparties to perform under the contract terms. See Note 4 for all open futures contracts held as of June 30, 1999.

Delayed Delivery Transactions
    All Funds (except Money Market) may purchase or sell securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the purchase commitment.

Repurchase Agreements
    The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or declares bankruptcy.

Industry Concentrations
    While none of the Funds is permitted to invest more than 25% of its assets in a particular industry (other than Money Market, which may concentrate in the domestic banking industry), each Fund may, from time to time, "focus" its investments (generally considered to include investing more than 10% of its assets) in certain industries. This may subject a Fund to greater risk than Funds that are not so focused.

The Preferred Group of Mutual Funds                Notes to Financial Statements

Other
    Corporate actions (including cash dividends) are recorded on the ex-date (except for certain foreign securities for which corporate actions are recorded as soon after the ex-date as the Funds become aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

    All Funds (except Short-Term Government) may invest in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may include foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws or restrictions, including the possible prevention of currency exchange. The Funds may be subject to foreign taxes on income and gains on investments which are accrued based upon the Fund's understanding of the tax rules and regulations.

Notes to Financial Statements                                      June 30, 1999

2.  FEES AND COMPENSATION PAID TO AFFILIATES
Management Fee
     Caterpillar Investment Management Ltd. (the "Manager") provides investment advisory and portfolio management services for the Funds. Each Fund pays a monthly fee based on the average net assets of the Fund at the following rates:

                                    ANNUAL PERCENTAGE OF
    FUND                             AVERAGE NET ASSETS
    GROWTH                                0.75%
    VALUE                                 0.75%
    INTERNATIONAL                         0.95%
    SMALL CAP                             0.75%
    ASSET ALLOCATION                      0.70%
    FIXED INCOME                          0.50%
    SHORT-TERM GOVERNMENT                 0.35%
    MONEY MARKET                          0.30%

    To assist in carrying out its responsibilities, the Manager has retained various subadvisors to render advisory services to the Funds:

    FUND                                                 SUBADVISOR(S)
    GROWTH                            Jennison Associates Capital Corp.
                                      ("Jennison")
    VALUE                             Oppenheimer Capital ("Oppenheimer")
    INTERNATIONAL                     Mercator Asset Management(R), L.P.
                                      ("Mercator")
    SMALL CAP                         None
    ASSET ALLOCATION                  Mellon Capital Management Corporation
                                      ("Mellon") and PanAgora Asset Management,
                                      Inc. ("PanAgora")
    FIXED INCOME AND MONEY MARKET     J. P. Morgan Investment Management, Inc.
                                      ("Morgan")
    SHORT-TERM GOVERNMENT             None

    The subadvisors operate under the supervision of the Manager and The Preferred Group's Trustees. The Manager pays the fees of each of the subadvisors; the Funds do not pay subadvisory fees in addition to the management fee paid to the Manager.

    For the fiscal year ended June 30, 1999, brokerage commissions were paid to the following affiliates of the Trust's subadvisors by the following Funds:

                                     GROWTH     VALUE
     J. P. MORGAN SECURITIES, INC.  $52,788         -
    PRUDENTIAL SECURITIES, INC.       1,694         -
    VECTOR SECURITIES, INC.             187         -
    OPPENHEIMER & CO., INC.               -    $2,750
                                    -------    ------
                                    $54,669    $2,750
                                    =======    ======
Trustees' Fees
    For the fiscal year ended June 30, 1999, the Trustees who were not "interested persons" of The Preferred Group, as defined in the Investment Company Act of 1940, as amended, received an annual fee of $10,000 plus $1,500 for each Trustees' meeting attended.

The Preferred Group of Mutual Funds                Notes to Financial Statements

3. BENEFICIAL INTEREST

    As of June 30, 1999, affiliated shareholders beneficially holding more than 5% of total shares outstanding were as follows:

                                     % OF TOTAL SHARES OUTSTANDING
                                         GROUP                  PREFERRED STABLE
                                       INSURANCE     INSURANCE      PRINCIPAL
                       401(K) PLAN*  TRUST A & B**  RESERVES*** COLLECTIVE TRUST
 GROWTH                   69.22%           -            -             -
 VALUE                    70.43%           -           5.85%          -
 INTERNATIONAL            33.65%        38.12%           -            -
 SMALL CAP                33.92%        50.77%         8.78%          -
 ASSET ALLOCATION         45.60%        24.13%           -            -
 FIXED INCOME             23.08%        23.73%           -          39.39%
 SHORT-TERM GOVERNMENT    30.59%        29.16%        34.81%          -
 MONEY MARKET             81.03%           -             -           7.31%


*    Caterpillar Investment Trust 401(k) Plan.

** Caterpillar Inc. Supplemental Unemployment and Benefits Group Insurance Trust A and Caterpillar Group Insurance Trust B (Trust A and B).

*** Caterpillar Insurance Company Limited Insurance Reserves. The 34.81% holdings in Short-Term Government Securities are held by American Bankers' Insurance Company of Florida for the benefit of Caterpillar Insurance Company Limited.

Notes to Financial Statements                                      June 30, 1999

4.  PORTFOLIO INFORMATION

Security Purchases and Sales
    During the fiscal year ended June 30, 1999, purchases and sales of long-term investments (investments other than short-term obligations and U.S. Government Securities) and U.S. Government Securities (short- and long-term), respectively, were as follows:

                                            LONG-TERM                        U.S. GOVERNMENT
                                    PURCHASES          SALES           PURCHASES           SALES
    GROWTH                       $415,847,572      $398,411,978            -                -
    VALUE                          86,508,608        97,505,779            -                -
    INTERNATIONAL                  48,731,753        39,005,759            -                -
    SMALL CAP                     134,828,430       137,371,504            -                -
    ASSET ALLOCATION               18,242,473         2,316,873    $  71,315,903      $21,748,721
    FIXED INCOME                  207,346,822       158,172,039      101,551,132       86,974,047
    SHORT-TERM GOVERNMENT          16,556,940        14,085,060       56,403,414       25,084,828

    During the fiscal year ended June 30, 1999, Money Market had purchases and sales (including maturities and excluding repurchase agreements) of short-term obligations and U.S. Government Securities of:

                                            OTHER                          U.S. GOVERNMENT
                                   PURCHASES          SALES          PURCHASES           SALES
    MONEY MARKET               $5,175,438,494    $5,081,045,344    $59,931,242        $59,939,000

Futures Contracts
    Asset Allocation and Fixed Income had the following futures contracts open at June 30, 1999:

                                    NUMBER OF        EXPIRATION        UNDERLYING       UNREALIZED
    CONTRACTS                       CONTRACTS           DATE           FACE VALUE    GAIN (LOSS), NET
    ASSET ALLOCATION:
    LONG POSITIONS:
       S&P 500                             76            Sep 99      $26,252,300    $   1,160,708
       U.S. TREASURY BONDS                649            Sep 99       75,223,156         (902,905)
                                                                                    -------------
                                                                                          257,803
                                                                                    -------------
    SHORT POSITIONS:
        S&P 500                           111            Sep 99      (38,342,175)      (1,569,484)
                                                                                    -------------
                                                                                   ($   1,311,681)
                                                                                    =============

    FIXED INCOME:
    LONG POSITIONS:
       U.S. TREASURY NOTES                  1            Sep 99          109,000    $         963
       U.S. TREASURY BONDS                 10            Sep 99        1,159,063            4,003
                                                                                    -------------
                                                                                            4,966
                                                                                    -------------
    SHORT POSITIONS:
        U.S. TREASURY NOTES                55            Sep 99       (6,115,313)         (67,362)
                                                                                    -------------
                                                                                   ($      62,396)
                                                                                    =============

The Preferred Group of Mutual Funds                Notes to Financial Statements

Unrealized Appreciation (Depreciation)
    Unrealized appreciation (depreciation) for each Fund at June 30, 1999, based on cost of both long-term and short-term securities for federal tax purposes were as follows:

                                                                    NET UNREALIZED      COST FOR
                                GROSS UNREALIZED  GROSS UNREALIZED   APPRECIATION/     FEDERAL TAX
    FUND                          APPRECIATION     (DEPRECIATION)   (DEPRECIATION)      PURPOSES
    GROWTH                       $231,913,314   ($  4,784,400)      $227,128,914      $438,537,696
    VALUE                         197,610,803      (9,310,301)       188,300,502       238,424,373
    INTERNATIONAL                  81,656,995      (8,237,543)        73,419,452       229,286,713
    SMALL CAP                      18,608,332      (3,313,774)        15,294,558        91,234,696
    ASSET ALLOCATION               56,974,300     (3,552,318)         53,421,982       185,469,016
    FIXED INCOME                      584,716      (5,847,276)        (5,262,560)      183,887,100
    SHORT-TERM GOVERNMENT              23,916      (1,191,969)        (1,168,053)       67,095,261
    MONEY MARKET                       -                -                 -            197,314,051

Report of Independent Accountants                                  June 30, 1999

To the Trustees and Shareholders of The Preferred Group of Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the eight Funds constituting The Preferred Group of Mutual funds (the "Trust") at June 30, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements")are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of the financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
BOSTON, MASSACHUSETTS
AUGUST 16, 1999

The Preferred Group of Mutual Funds                Notes to Financial Statements

Income Tax Information (Unaudited)
    The Funds which declared and paid a long-term capital gain distribution in calendar year 1998 (Growth, Value, International, Small Cap, Asset Allocation and Fixed Income) hereby designate the following amounts as long-term capital gain distributions:

                                    LONG-TERM
    FUND                        CAPITAL GAINS
    GROWTH                       $104,972,140
    VALUE                          15,329,006
    INTERNATIONAL                   8,299,909
    SMALL CAP                       5,076,273
    ASSET ALLOCATION                6,833,057
    FIXED INCOME                      947,976

The Preferred Group of Mutual Funds                                June 30, 1999

LOGO: The Preferred Group of Mutual Funds

1-800-662-4769


This report and the financial statements contained herein are submitted for the general information of the shareholders of The Preferred Group of Mutual Funds. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.


Officers and Trustees
          Gary M. Anna                               Trustee
          William F. Bahl                            Trustee
          F. Lynn McPheeters                         Trustee
          Dixie L. Mills                             Trustee
          Kenneth J. Zika                            Trustee
          David L. Bomberger                       President
          Fred L. Kaufman       Vice President and Treasurer
          Richard P. Konrath                           Clerk
Investment Advisor
          Caterpillar Investment Management Ltd.
          411 Hamilton Boulevard, Suite 1200
          Peoria, IL  61602-1104
Distributor
         Caterpillar Securities Inc.
         411 Hamilton Boulevard, Suite 1200
         Peoria, IL  61602-1104
Custodian
         State Street Bank & Trust Co.
         P.O. Box 1713
         Boston, MA  02101
Transfer Agent and Investor Services
          Boston Financial Data Services, Inc.
          The BFDS Building
          Two Heritage Drive
          Quincy, MA  02171
Legal Counsel
          Ropes & Gray
          One International Place
          Boston, MA  02110-2624
Independent Accountants
          PricewaterhouseCoopers LLP
          160 Federal Street
          Boston, MA  02110

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The Preferred Group of Mutual Funds                       Shareholder Privileges


                          AFFORDABLE MINIMUM INVESTMENT

    You may open a Preferred account with an investment of $1,000 or more. Subsequent investments of $50 or more may be made at any time.


                                FREE CHECKWRITING

    You can write an unlimited number of free checks (minimum $250 per check) against the assets in your account (Money Market and Short-Term Government Securities Funds only). You must maintain the minimum required account balance of $1,000.


                             SYSTEMATIC SAVINGS PLAN

    You may authorize your bank to debit your checking account automatically and send regular monthly investments of $50 or more to your fund account. If you select this option, you may open an account with your first monthly investment of $50.


                               EXCHANGE PRIVILEGE

    Should you wish to change your investment selection, you may move all or a portion of your assets to another fund. One toll-free call is all it takes.


                                    IRA PLANS

    If you consider a comfortable retirement to be one of your financial goals, you might be especially interested in opening a Preferred Traditional or Roth IRA account. You may transfer or roll over your current IRA. You may also convert your current IRA at another institution to a Preferred Roth IRA. Call 1-800-662-4769 for a free IRA kit.


                         COMPREHENSIVE INVESTOR SERVICES

    You can reach The Preferred Group at 1-800-662-4769 during normal business hours of 8 a.m. to 6 p.m. eastern time to discuss your questions with our Investor Services Representatives. After business hours you can access pre-recorded information via The Preferred Tele-Services line. You will also receive easy-to-read account statements and a comprehensive year-end summary statement for your tax records. High quality service is our top priority at The Preferred Group.

                                  100% NO-LOAD*

    We are a 100% no-load fund group. There are no sales commissions, exchange fees, exit fees, or 12b-1 fees when you invest in a Preferred Group fund. All of your money goes to work for you immediately.

* THE PREFERRED GROUP IS A NO-LOAD MUTUAL FUND FAMILY AND DOES NOT CHARGE ANY 12B-1 FEES. AS WITH ANY NO-LOAD MUTUAL FUND, HOWEVER, CERTAIN OTHER FEES AND EXPENSES DO APPLY TO CONTINUED INVESTMENTS IN THE FUNDS. THESE FEES AND EXPENSES ARE DESCRIBED IN THE FUNDS' CURRENT PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE MAKING AN INVESTMENT.

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LOGO: THE PREFERRED GROUP OF MUTUAL FUNDS


                                  P.O. Box 8320
                              Boston, MA 02266-8320
                                 DISTRIBUTED BY
                           CATERPILLAR SECURITIES INC.

                                  Annual Report
                                  June 30, 1999

Building Financial Bridges



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                                PERMIT NO. 3602